UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21507

Wells Fargo Income Opportunities Fund

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

C. David Messman

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: April 30

Date of reporting period: April 30, 2016

ITEM 1.	REPORT TO STOCKHOLDERS

Annual Report

April 30, 2016

Wells Fargo Income Opportunities Fund (EAD)

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The views expressed and any forward-looking statements are as of April 30, 2016, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Income Opportunities Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Funds

The U.S. economy continued to grow at a moderate pace during the 12-month reporting period.

Weakness was most evident across the energy complex, with a rising rate of defaults among oil exploration and production companies.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Income Opportunities Fund for the 12-month period that ended April 30, 2016.

The period was marked by substantial volatility for high-yield bond markets, driven in part by continued weakness in energy- and commodity-related bonds. However, a late-period rally allowed the BofA Merrill Lynch High Yield Master II Index1 to end with a relatively moderate 1.34% loss for the trailing 12 months.

The Fed’s rate hike supported the view of a sluggish but resilient U.S. economy.

The U.S. economy continued to grow at a moderate pace during the 12-month reporting period. The country delivered annualized real gross domestic product (GDP) growth of 3.9% in the second quarter of 2015 and 2.0% in the third quarter. Reported inflation, as measured by the core personal consumption expenditures price index, remained well below the U.S. Federal Reserve’s (Fed’s) target of 2.0%. The combination of moderate economic growth and low inflation allowed the Federal Open Market Committee (FOMC) to raise its key rate by 0.25% in December 2015.

U.S. GDP growth showed signs of slowing in late 2015 and early 2016, with 1.4% annualized growth in the fourth quarter of 2015 and 0.5% in the first quarter of 2016. Investors initially worried that the FOMC had moved too quickly, leading to fears of a central-bank-induced recession. However, the FOMC remained on hold after its March 2016 meeting, and its guidance led investors to believe that the path of future rate increases would be gradual, helping improve market sentiment.

Low interest rates supported investment-grade bonds, but falling commodity prices affected high-yield bonds.

The period began on a constructive note for high-yield bond investors. U.S. Treasury yields rose in the second quarter of 2015 as market participants anticipated the late-2015 FOMC rate hike. As is often the case when interest rates rise, investors migrated to high-yield bonds rather than Treasuries or investment-grade debt. The high-yield market declined in June, however, as market participants came to terms with an unfavorable estimate for first-quarter GDP growth. In addition, the potential for bond defaults from Greece and Puerto Rico put a spotlight on continuing credit risks, although neither entity is a high-yield issuer.

The negative tone continued into late 2015 and early 2016. Worries that the Fed may have tightened its key rate too soon, concerns about slowing growth in China, and sustained weakness in commodity prices all pressured high-yield bond returns. Weakness was most evident across the energy complex, with a rising rate of defaults among oil exploration and production companies. Indeed, credit rating agency Fitch Ratings Limited estimated that the default rate for energy bonds in 2016 would exceed the previous mark set in 1999. The metals and mining industry also displayed weakness as reduced demand from China kept metals prices low. The high-yield market was further pressured in late 2015 when a high-yield mutual fund prevented investors from redeeming shares. While that fund’s aggressive (and illiquid) investments led to its problems, it shone a spotlight on liquidity and oversight issues across the market.

[1]	The BofA Merrill Lynch High Yield Master II Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Income Opportunities Fund	3

In mid-February 2016, however, the market reversed. Further accommodation out of major central banks, including the European Central Bank and the People’s Bank of China aided investor sentiment, as did comments out of the FOMC indicating a slower pace of rate increases than previously expected. Signs that the price of oil may have reached a near-term bottom also helped support the market. The late-period rally was robust enough to pare most of the losses for the BofA Merrill Lynch High Yield Master II Index, and its full 12-month return was -1.34%.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Funds

Notice to shareholders

On December 17, 2015, the Fund announced an open-market share repurchase program (the “Buyback Program”). Under the Buyback Program, the Fund may repurchase up to 10% of its outstanding shares within one year of December 17, 2015. The Fund’s Board of Trustees has delegated to Wells Fargo Funds Management, LLC, the Fund’s adviser, full discretion to administer the Buyback Program including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations.

Notice to shareholders

Effective May 25, 2016, the Fund’s Board of Trustees approved a change to the investment strategy guidelines of the Fund. As of this date, the Fund will be allowed to hold more than 20% of its assets in securities rated CCC or lower. However, additional securities rated CCC or lower cannot be added to the Fund if, at the time of purchase, more than 20% of the Fund’s assets are rated CCC or lower.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

4	Wells Fargo Income Opportunities Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks a high level of current income. Capital appreciation is a secondary objective.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Niklas Nordenfelt, CFA®

Phillip Susser

Average annual total returns (%) as of April 30, 20161

	1 year	5 year	10 year
Based on market value	(3.47)	3.81	5.09
Based on net asset value (NAV)	(2.36)	6.45	6.22

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the sales of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Performance figures of the Fund do not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares. If taxes and such brokerage commissions had been reflected, performance would have been lower. To obtain performance information current to the most recent month-end, please call 1-800-222-8222.

The Adviser has committed through March 6, 2017, to waive fees and/or reimburse expenses to the extent necessary to limit the Fund’s borrowing expenses to an amount that is 0.05% lower than what the borrowing expenses would have been if the Fund had not redeemed its Auction Market Preferred Shares. The Fund previously utilized Auction Market Preferred Shares for leverage but secured debt financing to fully redeem those shares in 2010. The Fund’s gross and net expense ratios, which include 0.37% of interest expense, were 1.30% and 1.10%, respectively, for the year ended April, 30, 2016. Without this waiver and/or reimbursement, the Fund’s returns would have been lower.

Comparison of NAV vs. market value[2]

The Fund is leveraged through a revolving credit facility and also may incur leverage by issuing preferred shares in the future. The use of leverage results in certain risks including, among others, the likelihood of greater volatility of net asset value and the market value of common shares. Derivatives involve additional risks including interest-rate risk, credit risk, the risk of improper valuation, and the risk of non-correlation to the relevant instruments that they are designed to hedge or closely track. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest-rate changes and their impact on the Fund and its share price can be sudden and unpredictable. High-yield securities have a greater risk of default and tend to be more volatile than higher rated debt securities. This closed-end fund is no longer offered as an initial public offering and is only available through broker/dealers on the secondary market. A closed-end fund is not required to buy its shares back from investors upon request.

[1]	Total returns based on market value are calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Total returns based on NAV are calculated based on the NAV at the beginning of the period and end of period. Dividends and distributions, if any, are assumed for the purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan.

[2]	This chart does not reflect any brokerage commissions charged on the purchase and sale of the Fund’s common stock. Dividends and distributions paid by the Fund are included in the Fund’s average annual total returns but have the effect of reducing the Fund’s NAV.

Performance highlights (unaudited)	Wells Fargo Income Opportunities Fund	5

MANAGER’S DISCUSSION

The Fund’s return based on market value was -3.47% during the 12 months that ended April 30, 2016. During the same period, the Fund’s return based on net asset value was -2.36%. For the 12-month period that ended April 30, 2016, the capital value of the BofA Merrill Lynch High Yield Master II Index3 declined by nearly 8%. Because of a 6.70% income return, however, the index ended the period with a moderate loss of 1.34%.

Overview

With the exception of a couple of months, high-yield bond returns fell until early-February 2016. Energy and other commodity-related issues drove much of the declines early in the period as commodity prices remained below near-term highs. Technical pressure from large investment-grade issuers being downgraded into high yield aggravated the decline. Once the downgrades were absorbed by the high-yield market and commodity prices began to stabilize or rebound, the high-yield market was able to rebound strongly through the end of April.

From a fundamental perspective, corporate leverage remained at elevated levels for this point in the credit cycle. However, the cash-flow impact from these higher leverage levels was somewhat offset by issuers’ ability to pay low interest rates. Outside of commodity and emerging markets dependent sectors, the U.S. economy appears to be growing, albeit not at a rapid pace. Moderate growth with low unemployment should provide an ideal environment for high-yield issuers because consumer demand might remain stable and the U.S. Federal Reserve (Fed) should have room to be accommodative. While we remain cautiously optimistic that this environment will continue in the near term, we are cognizant that ideal environments never last forever.

Ten largest holdings (%) as of April 30, 2016[4]
NGPL PipeCo LLC, 7.77%, 12-15-2037	2.76
Sprint Capital Corporation, 6.88%, 11-15-2028	2.52
Jabil Circuit Incorporated, 8.25%, 3-15-2018	2.42
Greektown Holdings LLC, 8.88%, 3-15-2019	2.21
Texas Competitive Electric Holdings Company LLC, 4.66%, 10-10-2016	1.88
CCM Merger Incorporated, 9.13%, 5-1-2019	1.86
Select Medical Corporation, 6.38%, 6-1-2021	1.60
Iron Mountain Incorporated, 5.75%, 8-15-2024	1.43
NCR Corporation, 6.38%, 12-15-2023	1.41
Gray Television Incorporated, 7.50%, 10-1-2020	1.40

Credit quality as of April 30, 2016[5]

Contributors to performance

Relative to the market as measured by the BofA Merrill Lynch High Yield Master II Index, the portfolio benefited from solid security selection in the energy exploration and production and the pipeline industries, as well as by its exposure to the media and entertainment industry. The portfolio also benefited from an underweight to higher-yielding securities.

Detractors from performance

The portfolio’s higher-than-market exposure to oil-field services companies combined with negative selection in that industry detracted from performance relative to the market (as measured by the BofA Merrill Lynch High Yield Master II Index). The portfolio was also hurt by its exposure to the cable and satellite industry. The ratings distribution of the portfolio had a slightly negative effect on performance, but it was not a primary driver of relative returns.

[3]	The BofA Merrill Lynch High Yield Master II Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index.

[4]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[5]	The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/ or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the total market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

6	Wells Fargo Income Opportunities Fund	Performance highlights (unaudited)

Effective maturity distribution as of April 30, 2016[6]

Management outlook

Looking ahead, our base case is that high-yield bonds should remain relatively stable and potentially outperform other fixed-income asset classes, such as intermediate U.S. Treasuries and investment-grade corporate markets, which may be more affected by a rising-interest-rate environment. In this scenario, the economy could improve at a consistent pace and interest rates may rise as the Fed continued to reduce its exceptionally accommodative stance. We expect the Fed to be extremely cautious in implementing further rate increases and willing to risk higher inflation in order to avoid derailing the economy.

Default rates rose in the first few months of 2016, but most of that increase was concentrated in the energy and commodity industries. We expect that bankruptcies will remain concentrated in those industries in the near term. Outside of the broader energy and metals and mining complexes, we believe that lower energy and commodity prices are generally a positive for the economy and the high-yield market. Lower energy and commodity prices should reduce expenses at most companies and leave consumers with more purchasing power with which to buy goods and services. In addition, lower energy and commodity prices may suppress near-term inflation, which would allow the Fed to leave rates lower for longer.

We maintain our view that a number of global imbalances exist that are likely to remain dormant but have the potential to trigger renewed fears of systemic risks and a related fall in all risk markets, including high yield. Such imbalances include the high government debt and deficit levels in most of the developed world, a potential real estate and municipal debt bubble in China, and persistent trade and current account deficits/surpluses among various countries throughout the world. While we still believe that China will be able to avoid systemic problems from its high debt levels, the likelihood of problems increased as China’s economy slowed and the country experienced capital outflows.

In the long run, we expect high yield’s relative performance will be primarily driven by corporate fundamentals and defaults. In the near term, with the exception of the energy and other commodity sectors, our default outlook remains fairly benign. Over a full cycle, we believe the best way to protect the portfolio from periodic bouts of systemic fears and rebalancing is by following a bottom-up approach that attempts to minimize downside risk while capturing the return potential of high-yield issuers.

[6]	Effective maturity distribution is subject to change and is calculated based on the total long-term investments of the Fund.

Portfolio of investments—April 30, 2016	Wells Fargo Income Opportunities Fund	7

Security name			Shares	Value

Common Stocks: 0.11%

Energy: 0.11%

Oil, Gas & Consumable Fuels: 0.11%
Swift Energy Company †(i)			27,010	$690,365

Materials: 0.00%

Chemicals: 0.00%
LyondellBasell Industries NV Class A			7	579

Total Common Stocks (Cost $7,028,477)				690,944

	Interest rate	Maturity date	Principal

Corporate Bonds and Notes: 116.81%

Consumer Discretionary: 20.98%

Auto Components: 0.90%
Cooper Tire & Rubber Company (i)	7.63%	3-15-2027	$4,000,000	4,260,000
Cooper Tire & Rubber Company	8.00	12-15-2019	400,000	454,000
Goodyear Tire & Rubber Company	7.00	5-15-2022	700,000	756,000

				5,470,000

Distributors: 0.28%
LKQ Corporation	4.75	5-15-2023	1,675,000	1,683,375

Diversified Consumer Services: 1.74%
Service Corporation International	7.50	4-1-2027	7,078,000	8,316,650
Service Corporation International	7.63	10-1-2018	1,100,000	1,234,750
Service Corporation International	8.00	11-15-2021	885,000	1,035,450

				10,586,850

Hotels, Restaurants & Leisure: 4.26%
CCM Merger Incorporated 144A	9.13	5-1-2019	10,830,000	11,290,275
Greektown Holdings LLC 144A	8.88	3-15-2019	12,975,000	13,429,125
Hilton Worldwide Finance LLC	5.63	10-15-2021	320,000	333,296
Speedway Motorsports Incorporated	5.13	2-1-2023	825,000	849,750

				25,902,446

Household Durables: 0.66%
American Greetings Corporation	7.38	12-1-2021	3,375,000	3,476,250
Tempur Sealy International Incorporated	5.63	10-15-2023	175,000	182,000
Tempur Sealy International Incorporated	6.88	12-15-2020	325,000	342,469

				4,000,719

Leisure Products: 0.18%
Vista Outdoor Incorporated 144A	5.88	10-1-2023	1,025,000	1,076,250

Media: 10.42%
Altice US Finance I Corporation 144A	5.38	7-15-2023	2,270,000	2,317,784

The accompanying notes are an integral part of these financial statements.

8	Wells Fargo Income Opportunities Fund	Portfolio of investments—April 30, 2016

Security name	Interest rate	Maturity date	Principal	Value

Media: 10.42% (continued)
Cable One Incorporated 144A	5.75%	6-15-2022	$625,000	$642,188
Cablevision Systems Corporation	8.63	9-15-2017	2,975,000	3,153,500
CCO Holdings LLC	5.13	2-15-2023	1,425,000	1,460,625
CCO Holdings LLC 144A	5.13	5-1-2023	795,000	810,900
CCO Holdings LLC	5.25	9-30-2022	2,048,000	2,114,560
CCO Holdings LLC 144A	5.38	5-1-2025	7,195,000	7,365,881
CCO Holdings LLC 144A	5.50	5-1-2026	1,350,000	1,377,000
CCO Holdings LLC 144A	5.88	4-1-2024	1,250,000	1,309,375
CCO Holdings LLC 144A	5.88	5-1-2027	1,145,000	1,173,625
CCO Holdings LLC	6.63	1-31-2022	1,228,000	1,304,750
CCO Holdings LLC	7.38	6-1-2020	2,364,000	2,451,468
CCOH Safari LLC 144A	5.75	2-15-2026	5,675,000	5,859,438
Cequel Communications Holdings I LLC 144A	5.13	12-15-2021	2,236,000	2,107,430
Cequel Communications Holdings I LLC 144A	7.75	7-15-2025	3,625,000	3,679,375
Cinemark USA Incorporated 144A	4.88	6-1-2023	600,000	595,566
CSC Holdings LLC	7.88	2-15-2018	1,525,000	1,647,000
CSC Holdings LLC	8.63	2-15-2019	635,000	704,850
Gray Television Incorporated	7.50	10-1-2020	8,125,000	8,510,938
Lamar Media Corporation	5.88	2-1-2022	1,785,000	1,869,788
LIN Television Corporation	6.38	1-15-2021	500,000	522,500
Live Nation Entertainment Incorporated 144A	7.00	9-1-2020	1,190,000	1,246,525
National CineMedia LLC	6.00	4-15-2022	3,400,000	3,561,500
National CineMedia LLC	7.88	7-15-2021	1,750,000	1,824,375
Nexstar Broadcasting Group Incorporated 144A	6.13	2-15-2022	300,000	300,750
Nexstar Broadcasting Group Incorporated	6.88	11-15-2020	3,510,000	3,676,725
Outfront Media Capital Corporation	5.25	2-15-2022	320,000	329,600
Outfront Media Capital Corporation	5.63	2-15-2024	35,000	36,400
Outfront Media Capital Corporation	5.88	3-15-2025	1,275,000	1,332,375

				63,286,791

Specialty Retail: 2.39%
ABC Supply Company Incorporated 144A	5.63	4-15-2021	730,000	755,550
ABC Supply Company Incorporated 144A	5.75	12-15-2023	575,000	602,313
Asbury Automotive Group Incorporated	6.00	12-15-2024	1,300,000	1,342,250
Century Intermediate Holding Company (PIK at 10.50%) 144A¥(i)	9.75	2-15-2019	465,000	470,813
Penske Auto Group Incorporated	5.38	12-1-2024	5,273,000	5,312,548
Penske Auto Group Incorporated	5.75	10-1-2022	2,100,000	2,168,250
Sonic Automotive Incorporated	5.00	5-15-2023	2,050,000	2,039,750
Sonic Automotive Incorporated	7.00	7-15-2022	1,741,000	1,836,755

				14,528,229

Textiles, Apparel & Luxury Goods: 0.15%
Wolverine World Wide Company	6.13	10-15-2020	875,000	908,906

Consumer Staples: 1.64%

Beverages: 0.37%
Cott Beverages Incorporated	5.38	7-1-2022	850,000	873,375
Cott Beverages Incorporated	6.75	1-1-2020	1,295,000	1,356,513

				2,229,888

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—April 30, 2016	Wells Fargo Income Opportunities Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Food Products: 1.17%
B&G Foods Incorporated	4.63%	6-1-2021	$670,000	$680,888
Darling Ingredients Incorporated	5.38	1-15-2022	295,000	307,538
Pilgrim’s Pride Corporation 144A	5.75	3-15-2025	1,860,000	1,892,550
Pinnacle Foods Incorporated 144A	5.88	1-15-2024	100,000	105,750
Pinnacle Foods Incorporated 144A	5.63	5-1-2024	700,000	699,125
Prestige Brands Incorporated 144A	6.38	3-1-2024	210,000	220,500
Simmons Foods Incorporated 144A	7.88	10-1-2021	3,625,000	3,117,500
TreeHouse Foods Incorporated 144A	6.00	2-15-2024	100,000	106,375

				7,130,226

Household Products: 0.10%
Central Garden & Pet Company	6.13	11-15-2023	405,000	425,250
Spectrum Brands Incorporated	5.75	7-15-2025	150,000	159,098

				584,348

Energy: 26.31%

Energy Equipment & Services: 9.10%
Bristow Group Incorporated	6.25	10-15-2022	8,310,000	6,814,200
Cleaver Brooks Incorporated 144A	8.75	12-15-2019	810,000	793,800
Era Group Incorporated	7.75	12-15-2022	7,340,000	6,349,100
Forum Energy Technologies Incorporated	6.25	10-1-2021	351,000	319,410
Hilcorp Energy Company 144A	5.00	12-1-2024	1,360,000	1,264,800
Hilcorp Energy Company 144A	5.75	10-1-2025	2,125,000	2,002,813
Hilcorp Energy Company 144A	7.63	4-15-2021	550,000	561,000
Hornbeck Offshore Services Incorporated	1.50	9-1-2019	2,100,000	1,286,250
Hornbeck Offshore Services Incorporated	5.00	3-1-2021	4,705,000	2,993,556
Hornbeck Offshore Services Incorporated	5.88	4-1-2020	4,562,000	2,953,895
NGPL PipeCo LLC 144A	7.12	12-15-2017	3,990,000	4,119,675
NGPL PipeCo LLC 144A	7.77	12-15-2037	18,245,000	16,785,400
NGPL PipeCo LLC 144A	9.63	6-1-2019	715,000	745,745
PHI Incorporated	5.25	3-15-2019	9,000,000	8,296,920

				55,286,564

Oil, Gas & Consumable Fuels: 17.21%
Alpha Natural Resources Incorporated (i)(s)	6.25	6-1-2021	800,000	6,000
Arch Coal Incorporated (s)	7.00	6-15-2019	1,950,000	14,625
Arch Coal Incorporated (s)	7.25	6-15-2021	775,000	5,813
Berry Petroleum Company LLC	6.38	9-15-2022	5,200,000	1,326,000
Berry Petroleum Company LLC	6.75	11-1-2020	550,000	134,750
Continental Resources Incorporated	5.00	9-15-2022	1,450,000	1,344,875
CSI Compressco LP	7.25	8-15-2022	2,275,000	1,785,875
Denbury Resources Incorporated	4.63	7-15-2023	7,750,000	4,611,250
Denbury Resources Incorporated	5.50	5-1-2022	580,000	377,000
Denbury Resources Incorporated	6.38	8-15-2021	3,380,000	2,197,000
El Paso Pipeline Partners Operating LLC	5.00	10-1-2021	2,850,000	2,951,491
Enable Midstream Partner LP	2.40	5-15-2019	5,475,000	4,965,529
Enable Midstream Partner LP	3.90	5-15-2024	2,650,000	2,234,748
Enable Midstream Partner LP	5.00	5-15-2044	600,000	447,218
Enlink Midstream LLC	4.15	6-1-2025	5,000,000	4,308,450

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Income Opportunities Fund	Portfolio of investments—April 30, 2016

Security name	Interest rate	Maturity date	Principal	Value

Oil, Gas & Consumable Fuels: 17.21% (continued)
Enlink Midstream LLC	4.40%	4-1-2024	$5,400,000	$4,677,529
Exterran Partners LP	6.00	4-1-2021	3,550,000	2,786,750
Kinder Morgan Incorporated	5.55	6-1-2045	1,525,000	1,420,129
Kinder Morgan Incorporated	6.50	9-15-2020	1,155,000	1,257,059
Kinder Morgan Incorporated	7.00	6-15-2017	1,998,000	2,088,529
Kinder Morgan Incorporated (i)	7.42	2-15-2037	1,820,000	1,819,778
Kinder Morgan Incorporated	7.80	8-1-2031	3,050,000	3,302,381
Northern Tier Energy LLC	7.13	11-15-2020	3,225,000	3,200,813
Overseas Shipholding Group Incorporated	8.13	3-30-2018	4,200,000	4,179,000
Rockies Express Pipeline LLC 144A	5.63	4-15-2020	6,255,000	6,208,088
Rockies Express Pipeline LLC 144A	6.88	4-15-2040	9,100,000	8,008,000
Rockies Express Pipeline LLC 144A	7.50	7-15-2038	4,500,000	4,027,500
Rose Rock Midstream LP	5.63	11-15-2023	1,100,000	858,000
Sabine Oil & Gas Corporation (i)(s)	7.25	6-15-2019	850,000	4,250
Sabine Oil & Gas Corporation (i)(s)	7.50	9-15-2020	5,733,000	57,330
Sabine Pass Liquefaction LLC	5.63	2-1-2021	1,425,000	1,416,094
Sabine Pass Liquefaction LLC	5.63	4-15-2023	2,820,000	2,756,550
Sabine Pass Liquefaction LLC	5.63	3-1-2025	740,000	721,500
Sabine Pass Liquefaction LLC	5.75	5-15-2024	525,000	507,938
Sabine Pass Liquefaction LLC	6.25	3-15-2022	3,415,000	3,457,688
Sabine Pass LNG LP	6.50	11-1-2020	7,170,000	7,474,725
Sabine Pass LNG LP	7.50	11-30-2016	7,325,000	7,494,391
SemGroup Corporation	7.50	6-15-2021	4,620,000	4,065,600
Southern Star Central Corporation 144A	5.13	7-15-2022	80,000	76,200
Southwestern Energy Company	4.10	3-15-2022	815,000	663,206
Suburban Propane Partners LP	5.50	6-1-2024	480,000	474,240
Suburban Propane Partners LP	7.38	8-1-2021	716,000	737,480
Swift Energy Company (a)(i)(s)	7.13	6-1-2017	9,300,000	0
Swift Energy Company (a)(i)(s)	8.88	1-15-2020	1,750,000	0
Ultra Petroleum Corporation 144A (s)	5.75	12-15-2018	650,000	97,500
Ultra Petroleum Corporation 144A (s)	6.13	10-1-2024	14,075,000	2,111,250
Western Gas Partners LP	3.95	6-1-2025	350,000	314,510
Western Gas Partners LP	4.00	7-1-2022	300,000	287,652
Western Gas Partners LP	5.38	6-1-2021	375,000	380,900
Western Gas Partners LP	5.45	4-1-2044	1,050,000	903,195

				104,546,379

Financials: 21.44%

Banks: 1.08%
CIT Group Incorporated	5.25	3-15-2018	160,000	165,000
CIT Group Incorporated 144A	5.50	2-15-2019	2,225,000	2,328,463
CIT Group Incorporated 144A	6.63	4-1-2018	3,880,000	4,088,550

				6,582,013

Capital Markets: 1.66%
Jefferies Finance LLC 144A	6.88	4-15-2022	6,910,000	6,046,250
Jefferies Finance LLC 144A	7.38	4-1-2020	515,000	475,088
Jefferies Finance LLC 144A	7.50	4-15-2021	2,625,000	2,375,625

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—April 30, 2016	Wells Fargo Income Opportunities Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Capital Markets: 1.66% (continued)
Neuberger Berman Group LLC 144A	5.88%	3-15-2022	$1,125,000	$1,171,406

				10,068,369

Consumer Finance: 5.63%
Ally Financial Incorporated	5.75	11-20-2025	1,100,000	1,113,750
Ally Financial Incorporated	7.50	9-15-2020	300,000	336,750
Ally Financial Incorporated	8.00	12-31-2018	1,300,000	1,421,875
Ally Financial Incorporated	8.00	3-15-2020	3,016,000	3,419,390
Ford Motor Credit Company LLC	8.00	12-15-2016	200,000	208,378
Homer City Generation LLC	8.73	10-1-2026	2,821,280	1,636,342
Navient Corporation	5.88	3-25-2021	1,000,000	955,000
Navient Corporation	8.00	3-25-2020	5,450,000	5,668,000
SLM Corporation	8.45	6-15-2018	3,110,000	3,327,700
Springleaf Finance Corporation	5.75	9-15-2016	2,325,000	2,342,186
Springleaf Finance Corporation	6.00	6-1-2020	2,850,000	2,728,875
Springleaf Finance Corporation	6.50	9-15-2017	550,000	565,813
Springleaf Finance Corporation	6.90	12-15-2017	6,950,000	7,262,750
Springleaf Finance Corporation	7.75	10-1-2021	992,000	979,600
Springleaf Finance Corporation	8.25	12-15-2020	300,000	310,500
Springleaf Finance Corporation	8.25	10-1-2023	1,892,000	1,892,000

				34,168,909

Diversified Financial Services: 2.39%
Denali Borrower LLC 144A	5.63	10-15-2020	6,930,000	7,293,825
Infinity Acquisition LLC 144A(i)	7.25	8-1-2022	3,565,000	3,119,375
MGP Escrow Issuer LLC 144A	5.63	5-1-2024	325,000	338,203
NewStar Financial Incorporated	7.25	5-1-2020	4,075,000	3,789,750

				14,541,153

Insurance: 1.34%
Hub Holdings LLC (PIK at 8.88%) 144A¥	8.13	7-15-2019	5,070,000	4,715,100
Hub International Limited 144A	7.88	10-1-2021	3,480,000	3,410,400

				8,125,500

Real Estate Management & Development: 0.87%
Onex Corporation 144A	7.75	1-15-2021	5,295,000	5,295,000

REITs: 8.47%
Crown Castle International Corporation	4.88	4-15-2022	760,000	824,600
Crown Castle International Corporation	5.25	1-15-2023	4,385,000	4,878,313
DuPont Fabros Technology Incorporated LP	5.63	6-15-2023	4,875,000	5,033,438
DuPont Fabros Technology Incorporated LP	5.88	9-15-2021	7,670,000	8,053,500
Equinix Incorporated	5.88	1-15-2026	700,000	740,684
ESH Hospitality Incorporated 144A	5.25	5-1-2025	6,425,000	6,336,656
Iron Mountain Incorporated	5.75	8-15-2024	8,460,000	8,692,650
Iron Mountain Incorporated 144A	6.00	10-1-2020	600,000	633,000
Iron Mountain Incorporated	6.00	8-15-2023	5,185,000	5,496,100
Sabra Health Care Incorporated	5.38	6-1-2023	2,100,000	2,042,250

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Income Opportunities Fund	Portfolio of investments—April 30, 2016

Security name	Interest rate	Maturity date	Principal	Value

REITs: 8.47% (continued)
Sabra Health Care Incorporated	5.50%	2-1-2021	$1,960,000	$1,979,600
The Geo Group Incorporated	5.13	4-1-2023	1,305,000	1,282,163
The Geo Group Incorporated	5.88	1-15-2022	4,495,000	4,584,900
The Geo Group Incorporated	5.88	10-15-2024	850,000	867,000

				51,444,854

Health Care: 13.32%

Health Care Equipment & Supplies: 2.13%
Crimson Merger Sub Incorporated 144A	6.63	5-15-2022	6,225,000	5,213,438
Hill-Rom Holdings Incorporated 144A	5.75	9-1-2023	325,000	336,375
Hologic Incorporated 144A	5.25	7-15-2022	1,500,000	1,571,250
Kinetics Concepts Incorporated 144A	7.88	2-15-2021	1,750,000	1,892,188
Surgery Center Holdings Company 144A	8.88	4-15-2021	3,950,000	3,940,125

				12,953,376

Health Care Providers & Services: 8.47%
Acadia Healthcare Company Incorporated 144A	6.50	3-1-2024	310,000	327,050
Centene Corporation	5.75	6-1-2017	1,925,000	1,982,750
DaVita HealthCare Partners Incorporated	5.00	5-1-2025	2,215,000	2,215,000
DaVita HealthCare Partners Incorporated	5.75	8-15-2022	2,925,000	3,063,938
Fresenius Medical Care Holdings Incorporated 144A	5.63	7-31-2019	1,000,000	1,088,750
Fresenius Medical Care Holdings Incorporated	6.88	7-15-2017	700,000	736,750
HCA Incorporated	5.25	6-15-2026	325,000	337,594
HCA Incorporated	5.88	3-15-2022	750,000	819,375
HCA Incorporated	6.50	2-15-2020	6,525,000	7,226,438
HealthSouth Corporation	5.75	11-1-2024	950,000	980,875
HealthSouth Corporation	5.75	9-15-2025	1,975,000	2,043,138
Mednax Incorporated 144A	5.25	12-1-2023	775,000	804,063
Molina Healthcare Incorporated 144A	5.38	11-15-2022	775,000	800,188
MPH Acquisition Holdings LLC 144A	6.63	4-1-2022	4,800,000	5,011,968
MPT Operating Partnership LP	6.38	2-15-2022	1,780,000	1,869,000
MPT Operating Partnership LP	6.38	3-1-2024	170,000	181,050
MPT Operating Partnership LP	6.88	5-1-2021	3,175,000	3,290,094
Select Medical Corporation	6.38	6-1-2021	10,230,000	9,705,713
Team Health Incorporated 144A	7.25	12-15-2023	2,900,000	3,079,438
Tenet Healthcare Corporation	6.00	10-1-2020	2,600,000	2,756,000
Vizient Incorporated 144A	10.38	3-1-2024	2,865,000	3,122,850

				51,442,022

Health Care Technology: 1.45%
Emdeon Incorporated 144A	6.00	2-15-2021	1,057,000	1,064,928
Emdeon Incorporated	11.00	12-31-2019	7,315,000	7,735,613

				8,800,541

Pharmaceuticals: 1.27%
Endo Finance LLC 144A	5.75	1-15-2022	1,180,000	1,144,600
Endo Finance LLC 144A	5.88	1-15-2023	1,275,000	1,220,813
Endo Finance LLC 144A	6.00	2-1-2025	1,275,000	1,217,625

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—April 30, 2016	Wells Fargo Income Opportunities Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Pharmaceuticals: 1.27% (continued)
Endo Finance LLC 144A	7.75%	1-15-2022	$3,925,000	$4,042,750
Valeant Pharmaceuticals International Incorporated 144A	7.25	7-15-2022	100,000	88,250

				7,714,038

Industrials: 6.13%

Airlines: 0.41%
Aviation Capital Group Corporation 144A	6.75	4-6-2021	2,190,000	2,482,913

Commercial Services & Supplies: 1.82%
Aramark Services Incorporated	5.13	1-15-2024	200,000	211,500
Covanta Holding Corporation	5.88	3-1-2024	5,393,000	5,339,070
Covanta Holding Corporation	6.38	10-1-2022	3,205,000	3,301,150
Covanta Holding Corporation	7.25	12-1-2020	2,150,000	2,230,625

				11,082,345

Construction & Engineering: 1.35%
AECOM	5.75	10-15-2022	355,000	370,088
AECOM	5.88	10-15-2024	4,280,000	4,494,000
United Rentals North America Incorporated	4.63	7-15-2023	1,965,000	1,952,719
United Rentals North America Incorporated	5.50	7-15-2025	1,385,000	1,377,333

				8,194,140

Professional Services: 0.06%
Ascent Capital Group Incorporated	4.00	7-15-2020	600,000	381,375

Trading Companies & Distributors: 2.49%
Ashtead Capital Incorporated 144A	6.50	7-15-2022	7,175,000	7,569,625
H&E Equipment Services Incorporated	7.00	9-1-2022	6,370,000	6,433,700
International Lease Finance Corporation 144A	7.13	9-1-2018	1,015,000	1,113,455

				15,116,780

Information Technology: 7.47%

Communications Equipment: 0.34%
CommScope Technologies Finance LLC 144A	6.00	6-15-2025	2,000,000	2,040,000

Electronic Equipment, Instruments & Components: 2.94%
Jabil Circuit Incorporated	8.25	3-15-2018	13,532,000	14,716,023
Zebra Technologies Corporation	7.25	10-15-2022	2,910,000	3,150,366

				17,866,389

Internet Software & Services: 0.36%
Infor Software Parent LLC	6.50	5-15-2022	875,000	807,634
Infor Software Parent LLC (PIK at 7.88%) 144A¥	7.13	5-1-2021	1,260,000	1,061,550
Zayo Group LLC 144A	6.38	5-15-2025	300,000	312,375

				2,181,559

IT Services: 0.44%
First Data Corporation 144A	5.00	1-15-2024	690,000	696,900

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Income Opportunities Fund	Portfolio of investments—April 30, 2016

Security name	Interest rate	Maturity date	Principal	Value

IT Services: 0.44% (continued)
First Data Corporation 144A	5.75%	1-15-2024	$520,000	$527,800
First Data Corporation 144A	6.75	11-1-2020	1,391,000	1,460,550

				2,685,250

Semiconductors & Semiconductor Equipment: 1.01%
Micron Technology Incorporated 144A	5.25	8-1-2023	600,000	484,806
Micron Technology Incorporated 144A	5.25	1-15-2024	1,325,000	1,063,313
Micron Technology Incorporated	5.50	2-1-2025	2,850,000	2,265,750
Micron Technology Incorporated 144A	5.63	1-15-2026	1,379,000	1,096,305
Micron Technology Incorporated	5.88	2-15-2022	1,410,000	1,244,325

				6,154,499

Software: 0.90%
Activision Blizzard Incorporated 144A	5.63	9-15-2021	1,155,000	1,215,638
Activision Blizzard Incorporated 144A	6.13	9-15-2023	285,000	310,294
Boxer Parent Company Incorporated (PIK at 9.75%) 144A¥	9.00	10-15-2019	4,375,000	3,215,625
SS&C Technologies Incorporated 144A	5.88	7-15-2023	700,000	721,000

				5,462,557

Technology Hardware, Storage & Peripherals: 1.48%
NCR Corporation	5.88	12-15-2021	380,000	392,350
NCR Corporation	6.38	12-15-2023	8,238,000	8,567,520

				8,959,870

Materials: 2.61%

Chemicals: 0.08%
Celanese US Holdings LLC	5.88	6-15-2021	440,000	474,100

Containers & Packaging: 2.48%
Ball Corporation	5.25	7-1-2025	305,000	320,823
Berry Plastics Corporation	5.13	7-15-2023	700,000	707,000
Berry Plastics Corporation 144A	6.00	10-15-2022	350,000	365,750
Crown Cork & Seal Company Incorporated	7.38	12-15-2026	60,000	65,475
Crown Cork & Seal Company Incorporated (i)	7.50	12-15-2096	1,225,000	1,228,063
Owens-Illinois Incorporated 144A	5.38	1-15-2025	925,000	946,969
Owens-Illinois Incorporated 144A	5.88	8-15-2023	1,300,000	1,398,313
Owens-Illinois Incorporated 144A	6.38	8-15-2025	5,380,000	5,796,950
Owens-Illinois Incorporated	7.80	5-15-2018	837,000	918,608
Sealed Air Corporation 144A	5.13	12-1-2024	1,775,000	1,861,531
Silgan Holdings Incorporated	5.00	4-1-2020	1,400,000	1,433,250

				15,042,732

Metals & Mining: 0.05%
Indalex Holdings Corporation (a)(i)(s)	11.50	2-1-2020	5,985,000	0
Kaiser Aluminum Corporation 144A%%	5.88	5-15-2024	325,000	331,703

				331,703

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—April 30, 2016	Wells Fargo Income Opportunities Fund	15

Security name	Interest rate	Maturity date	Principal	Value

Telecommunication Services: 13.24%

Diversified Telecommunication Services: 5.15%
Citizens Communications Company	7.88%	1-15-2027	$830,000	$680,600
Frontier Communications Corporation	8.13	10-1-2018	1,980,000	2,133,450
Frontier Communications Corporation	8.25	4-15-2017	2,380,000	2,501,094
Frontier Communications Corporation	8.50	4-15-2020	1,000,000	1,057,500
GCI Incorporated	6.75	6-1-2021	4,200,000	4,242,000
GCI Incorporated	6.88	4-15-2025	2,450,000	2,474,500
Level 3 Financing Incorporated	5.13	5-1-2023	1,595,000	1,622,913
Level 3 Financing Incorporated	5.38	8-15-2022	2,545,000	2,602,263
Level 3 Financing Incorporated 144A	5.38	1-15-2024	1,125,000	1,147,501
Level 3 Financing Incorporated	5.38	5-1-2025	1,595,000	1,622,913
Level 3 Financing Incorporated	5.63	2-1-2023	1,275,000	1,310,063
Level 3 Financing Incorporated	6.13	1-15-2021	1,690,000	1,770,275
Level 3 Financing Incorporated 144A	5.25	3-15-2026	1,050,000	1,065,750
Qwest Corporation (i)	7.63	8-3-2021	440,000	451,550
Syniverse Holdings Incorporated	9.13	1-15-2019	11,370,000	5,628,150
Windstream Corporation	6.38	8-1-2023	1,250,000	953,125

				31,263,647

Wireless Telecommunication Services: 8.09%
MetroPCS Wireless Incorporated	6.63	11-15-2020	5,910,000	6,116,850
SBA Communications Corporation	4.88	7-15-2022	1,485,000	1,495,217
SBA Communications Corporation	5.63	10-1-2019	270,000	280,125
SBA Communications Corporation	5.75	7-15-2020	2,795,000	2,885,838
Sprint Capital Corporation	6.88	11-15-2028	20,635,000	15,321,488
Sprint Capital Corporation	8.75	3-15-2032	6,780,000	5,390,100
Sprint Communications Incorporated	7.00	8-15-2020	380,000	315,400
Sprint Corporation	7.13	6-15-2024	995,000	746,250
Sprint Corporation	7.63	2-15-2025	675,000	506,250
T-Mobile USA Incorporated	6.00	3-1-2023	500,000	525,000
T-Mobile USA Incorporated	6.13	1-15-2022	140,000	147,263
T-Mobile USA Incorporated	6.25	4-1-2021	290,000	302,325
T-Mobile USA Incorporated	6.38	3-1-2025	2,800,000	2,940,000
T-Mobile USA Incorporated	6.46	4-28-2019	265,000	270,300
T-Mobile USA Incorporated	6.50	1-15-2024	140,000	149,100
T-Mobile USA Incorporated	6.50	1-15-2026	805,000	853,300
T-Mobile USA Incorporated	6.54	4-28-2020	275,000	283,594
T-Mobile USA Incorporated	6.63	4-1-2023	825,000	880,688
T-Mobile USA Incorporated	6.63	4-28-2021	1,525,000	1,606,969
T-Mobile USA Incorporated	6.73	4-28-2022	5,645,000	5,949,717
T-Mobile USA Incorporated	6.84	4-28-2023	1,765,000	1,881,931
T-Mobile USA Incorporated	6.00	4-15-2024	275,000	287,719

				49,135,424

Utilities: 3.67%

Electric Utilities: 0.68%
Energy Future Intermediate Holding Company LLC (s)	10.00	12-1-2020	150,000	5,250
Otter Tail Corporation (i)	9.00	12-15-2016	3,985,000	4,132,525

				4,137,775

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Income Opportunities Fund	Portfolio of investments—April 30, 2016

Security name	Interest rate	Maturity date	Principal	Value

Gas Utilities: 0.27%
AmeriGas Finance LLC	6.75%	5-20-2020	$1,600,000	$1,652,464

Independent Power & Renewable Electricity Producers: 2.72%
Calpine Corporation 144A	5.88	1-15-2024	455,000	483,438
Calpine Corporation 144A	6.00	1-15-2022	865,000	913,656
Calpine Corporation 144A	7.88	1-15-2023	872,000	930,860
NSG Holdings LLC 144A	7.75	12-15-2025	5,780,803	6,156,555
Reliant Energy Incorporated	9.24	7-2-2017	841,834	824,997
Reliant Energy Incorporated	9.68	7-2-2026	780,000	748,800
TerraForm Power Operating LLC 144A	5.88	2-1-2023	4,765,000	4,157,463
TerraForm Power Operating LLC 144A	6.13	6-15-2025	2,675,000	2,300,500

				16,516,269

Total Corporate Bonds and Notes (Cost $727,686,278)				709,518,537

Loans: 5.08%

Consumer Discretionary: 1.51%

Hotels, Restaurants & Leisure: 0.11%
CCM Merger Incorporated ±	4.50	8-8-2021	646,760	648,177

Media: 0.72%
Learfield Communications Incorporated ±	8.75	10-9-2021	4,404,984	4,382,959

Specialty Retail: 0.68%
Focus Brands Incorporated ±	10.25	8-21-2018	4,124,203	4,119,047

Financials: 0.24%

Diversified Financial Services: 0.15%
American Beacon Advisors Incorporated ±	9.75	3-3-2023	1,010,000	924,150

Insurance: 0.09%
Asurion LLC ±	8.50	3-3-2021	575,000	551,178

Health Care: 0.35%

Pharmaceuticals: 0.35%
Valeant Pharmaceuticals International Incorporated <	0.00	12-11-2019	2,200,000	2,141,150

Industrials: 0.31%

Commercial Services & Supplies: 0.18%
W3 Company ±	9.25	9-13-2020	488,775	205,286
WASH Multifamily Laundry Systems LLC ±	4.25	5-14-2022	674,900	664,776
WASH Multifamily Laundry Systems LLC ±	8.00	5-12-2023	29,808	28,169
WASH Multifamily Laundry Systems LLC ±(i)	8.00	5-14-2023	170,192	160,831

				1,059,062

Transportation Infrastructure: 0.13%
HGIM Corporation ±	5.50	6-18-2020	1,410,741	802,359

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—April 30, 2016	Wells Fargo Income Opportunities Fund	17

Security name	Interest rate	Maturity date	Principal	Value

Information Technology: 0.09%

Technology Hardware, Storage & Peripherals: 0.09%
Peak 10 Incorporated ±(i)	8.25%	6-17-2022	$700,239	$560,191

Telecommunication Services: 0.69%

Diversified Telecommunication Services: 0.54%
nTelos Incorporated ±	5.75	11-9-2019	3,280,474	3,272,273

Wireless Telecommunication Services: 0.15%
LTS Buyer LLC ±(i)	8.00	4-12-2021	935,369	926,015

Utilities: 1.89%

Electric Utilities: 1.89%
Texas Competitive Electric Holdings Company LLC (s)	4.66	10-10-2016	34,355,889	11,449,100

Total Loans (Cost $53,783,032)				30,835,661

Yankee Corporate Bonds and Notes: 7.74%

Energy: 1.40%

Oil, Gas & Consumable Fuels: 1.40%
Baytex Energy Corporation 144A	5.63	6-1-2024	565,000	429,400
Griffin Coal Mining Company Limited 144A(a)(i)(s)	9.50	12-1-2016	2,119,383	847,753
Griffin Coal Mining Company Limited (a)(i)(s)	9.50	12-1-2016	290,088	116,035
Teekay Corporation	8.50	1-15-2020	7,708,000	5,877,350
Teekay Corporation 144A	8.50	1-15-2020	1,650,000	1,258,125

				8,528,663

Financials: 0.12%

Banks: 0.12%
Nielsen Holding and Finance BV 144A	5.50	10-1-2021	700,000	729,750
Preferred Term Securities XII Limited (a)(i)(s)	0.00	12-24-2033	1,540,000	0

				729,750

Health Care: 1.55%

Pharmaceuticals: 1.55%
Mallinckrodt plc 144A	5.50	4-15-2025	970,000	873,000
Mallinckrodt plc 144A	5.63	10-15-2023	445,000	416,075
Valeant Pharmaceuticals International Incorporated 144A	5.63	12-1-2021	1,178,000	998,355
Valeant Pharmaceuticals International Incorporated 144A	5.88	5-15-2023	2,710,000	2,278,094
Valeant Pharmaceuticals International Incorporated 144A	6.13	4-15-2025	4,145,000	3,440,350
Valeant Pharmaceuticals International Incorporated 144A	7.50	7-15-2021	1,541,000	1,410,015

				9,415,889

Industrials: 0.81%

Building Products: 0.06%
Allegion plc	5.88	9-15-2023	340,000	360,400

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Income Opportunities Fund	Portfolio of investments—April 30, 2016

Security name	Interest rate	Maturity date	Principal	Value

Commercial Services & Supplies: 0.68%
GFL Environmental Incorporated 144A	7.88%	4-1-2020	$3,205,000	$3,253,075
GFL Environmental Incorporated 144A	9.88	2-1-2021	850,000	896,750

				4,149,825

Machinery: 0.07%
Sensata Technologies BV 144A	5.00	10-1-2025	385,000	386,925

Materials: 1.02%

Containers & Packaging: 0.95%
Ardagh Finance Holdings SA (PIK at 8.63%) 144A¥	8.63	6-15-2019	2,596,270	2,575,960
Ardagh Packaging Finance plc 144A%%	7.25	5-15-2024	1,175,000	1,175,000
Ardagh Packaging Finance plc 144A	9.13	10-15-2020	1,925,000	2,026,063

				5,777,023

Metals & Mining: 0.07%
ArcelorMittal SA	6.13	6-1-2025	450,000	439,875

Telecommunication Services: 2.84%

Diversified Telecommunication Services: 2.60%
Intelsat Jackson Holdings SA	5.50	8-1-2023	11,740,000	7,418,213
Intelsat Jackson Holdings SA	7.25	4-1-2019	4,000,000	3,280,000
Intelsat Luxembourg SA	7.75	6-1-2021	2,595,000	869,325
Intelsat Luxembourg SA	8.13	6-1-2023	10,050,000	3,291,375
Virgin Media Finance plc 144A	5.38	4-15-2021	274,500	286,853
Virgin Media Finance plc 144A	6.38	4-15-2023	605,000	623,150

				15,768,916

Wireless Telecommunication Services: 0.24%
Telesat Canada Incorporated 144A	6.00	5-15-2017	1,475,000	1,473,230

Total Yankee Corporate Bonds and Notes (Cost $59,043,147)				47,030,496

	Yield		Shares
Short-Term Investments: 7.26%

Investment Companies: 7.26%
Wells Fargo Cash Investment Money Market Fund Select Class (l)(u)##	0.43		44,126,921	44,126,921

Total Short-Term Investments (Cost $44,126,921)				44,126,921

Total investments in securities (Cost $891,667,855) *	137.00%	832,202,559
Other assets and liabilities, net	(37.00)	(224,765,466)

Total net assets	100.00%	$607,437,093

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—April 30, 2016	Wells Fargo Income Opportunities Fund	19

†	Non-income-earning security

(i)	Illiquid security for which the designation as illiquid is unaudited.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

¥	A payment-in-kind (PIK) security is a security in which the issuer may make interest or dividend payments in cash or additional securities. These additional securities generally have the same terms as the original holdings.

(s)	The security is currently in default with regards to scheduled interest and/or principal payments. The Fund has stopped accruing interest on the security.

(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.

%%	The security is issued on a when-issued basis.

±	Variable rate investment. The rate shown is the rate in effect at period end.

<	All or a portion of the position represents an unfunded loan commitment.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

##	All or a portion of this security is segregated for when-issued securities and/or unfunded loans.

*	Cost for federal income tax purposes is $897,903,204 and unrealized gains (losses) consists of:

Gross unrealized gains	$22,827,238
Gross unrealized losses	(88,527,883)

Net unrealized losses	$(65,700,645)

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Income Opportunities Fund	Statement of assets and liabilities—April 30, 2016

Assets
Investments
In unaffiliated securities, at value (cost $847,540,934)	$788,075,638
In affiliated securities, at value (cost $44,126,921)	44,126,921

Total investments, at value (cost $891,667,855)	832,202,559
Cash	299,408
Receivable for investments sold	9,429,726
Receivable for interest	13,937,591
Prepaid expenses and other assets	163,787

Total assets	856,033,071

Liabilities
Dividends payable	4,988,859
Payable for investments purchased	12,946,587
Secured borrowing payable	230,185,931
Advisory fee payable	311,280
Administration fee payable	34,918
Accrued expenses and other liabilities	128,403

Total liabilities	248,595,978

Total net assets	$607,437,093

NET ASSETS CONSIST OF
Paid-in capital	$974,337,935
Overdistributed net investment income	(2,367,548)
Accumulated net realized losses on investments	(305,067,998)
Net unrealized losses on investments	(59,465,296)

Total net assets	$607,437,093

NET ASSET VALUE PER SHARE
Based on $607,437,093 divided by 70,983,001 shares issued and outstanding (100,000,000 shares authorized)	$8.56

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended April 30, 2016	Wells Fargo Income Opportunities Fund	21

Investment income
Interest	$61,261,301
Dividends	166,146
Income from affiliated securities	79,839

Total investment income	61,507,286

Expenses
Advisory fee	5,134,877
Administration fee	427,907
Custody and accounting fees	51,405
Professional fees	79,559
Shareholder report expenses	83,793
Trustees’ fees and expenses	14,294
Transfer agent fees	31,534
Interest expense	2,284,488
Other fees and expenses	40,277

Total expenses	8,148,134
Less: Fee waivers and/or expense reimbursements	(1,275,483)

Net expenses	6,872,651

Net investment income	54,634,635

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized losses on investments	(9,809,272)
Net change in unrealized gains (losses) on investments	(71,635,372)

Net realized and unrealized gains (losses) on investments	(81,444,644)

Net decrease in net assets resulting from operations	$(26,810,009)

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Income Opportunities Fund	Statement of changes in net assets

	Year ended April 30, 2016	Year ended April 30, 2015

Operations
Net investment income	$54,634,635	$54,845,042
Net realized gains (losses) on investments	(9,809,272)	4,607,980
Net change in unrealized gains (losses) on investments	(71,635,372)	(22,142,612)

Net increase (decrease) in net assets resulting from operations	(26,810,009)	37,310,410

Distributions to shareholders from
Net investment income	(57,922,129)	(57,922,129)

Total decrease in net assets	(84,732,138)	(20,611,719)

Net assets
Beginning of period	692,169,231	712,780,950

End of period	$607,437,093	$692,169,231

Overdistributed net investment income	$(2,367,548)	$(1,697,386)

The accompanying notes are an integral part of these financial statements.

Statement of cash flows—year ended April 30, 2016	Wells Fargo Income Opportunities Fund	23

Cash flows from operating activities:
Net decrease in net assets resulting from operations	$(26,810,009)

Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(292,337,149)
Proceeds from disposition of investment securities	304,449,719
Amortization	(3,914,079)
Purchase of short-term investment securities, net	(10,599,585)
Increase in receivable for investments sold	(6,727,477)
Decrease in receivable for interest and dividends	537,416
Increase in prepaid expenses and other assets	(137,539)
Increase in payable for investments purchased	11,956,787
Increase in advisory fee payable	59,715
Decrease in administration fee payable	(2,934)
Decrease in accrued expenses and other liabilities	(63,245)
Net realized losses on investments	9,809,272
Net change in unrealized gains (losses) on investments	71,635,372

Net cash provided by operating activities	57,856,264

Cash flows from financing activities:
Cash distributions paid	(57,759,637)
Increase in secured borrowing payable	202,781

Net cash used in financing activities	(57,556,856)

Net increase in cash	299,408

Cash:
Beginning of period	$0

End of period	$299,408

Supplemental cash disclosure
Cash paid for interest	$2,081,707

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Income Opportunities Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended April 30
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$9.75	$10.04	$10.18	$9.67	$10.11
Net investment income	0.77 [1]	0.77 [1]	0.82 [1]	0.88 [1]	0.95 [1]
Net realized and unrealized gains (losses) on investments	(1.14)	(0.24)	(0.14)	0.54	(0.37)

Total from investment operations	(0.37)	0.53	0.68	1.42	0.58
Distributions to shareholders from
Net investment income	(0.82)	(0.82)	(0.82)	(0.91)	(1.02)
Net asset value, end of period	$8.56	$9.75	$10.04	$10.18	$9.67
Market value, end of period	$7.76	$8.93	$9.52	$10.23	$10.29
Total return based on market value[2]	(3.47)%	2.59%	1.60%	8.90%	10.03%
Ratios to average net assets (annualized)
Gross expenses[3]	1.30%	1.23%	1.27%	1.29%	1.35%
Net expenses[3]	1.10%	0.96%	1.01%	1.05%	1.03%
Net investment income	8.76%	7.85%	8.35%	8.89%	9.89%
Supplemental data
Portfolio turnover rate	25%	33%	31%	27%	25%
Net assets, end of period (000s omitted)	$607,437	$692,169	$712,781	$722,555	$683,807

Borrowings outstanding, end of period (000s omitted)	$230,000	$230,000	$230,000	$230,000	$230,000
Asset coverage per $1,000 of borrowing, end of period	$3,641	$4,009	$4,099	$4,142	$3,973

[1]	Calculated based upon average shares outstanding

[2]	Total return is calculated assuming a purchase of common stock on the first day and sale on the last day of the period reported. Dividends and distributions, if any, are assumed for the purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan. Total return does not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares.

[3]	Ratios include interest expense relating to interest associated with borrowings and/or leverage transactions as follows:

Year ended April 30, 2016	0.37%
Year ended April 30, 2015	0.10%
Year ended April 30, 2014	0.07%
Year ended April 30, 2013	0.08%
Year ended April 30, 2012	0.08%

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Income Opportunities Fund	25

1. ORGANIZATION

The Wells Fargo Income Opportunities Fund (the “Fund”) was organized as a statutory trust under the laws of the state of Delaware on December 3, 2002 and is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. As an investment company, the Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Loans

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third

26	Wells Fargo Income Opportunities Fund	Notes to financial statements

parties. When the Fund purchases participations, it generally has no rights to enforce compliance with terms of the loan agreement with the borrower. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the participation. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are contractual obligations for future funding.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Dividend income is recognized on the ex-dividend date.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. The primary permanent differences causing such reclassifications are due to bond premiums, defaulted securities and expiration of capital loss carryforwards. At April 30, 2016, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Overdistributed net investment income	Accumulated net realized losses on investments
$(8,993,447)	$6,751,362	$2,242,085

Capital loss carryforwards that do not expire are required to be utilized prior to capital loss carryforwards that expire. As of April 30, 2016, capital loss carryforwards available to offset future net realized capital gains were as follows through the indicated expiration dates:

		No expiration
2017	2018	Short-term
$130,598,584	$155,329,141	$4,979,470

As of April 30, 2016, the Fund had current year deferred post-October capital losses consisting of $612,706 in short-term losses and $7,312,748 in long-term losses which will be recognized on the first day of the following fiscal year.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy

Notes to financial statements	Wells Fargo Income Opportunities Fund	27

gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of April 30, 2016:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Energy	$690,365	$0	$0	$690,365
Materials	579	0	0	579

Corporate bonds and notes	0	709,518,537	0	709,518,537

Loans	0	15,591,962	15,243,699	30,835,661

Yankee corporate bonds and notes	0	46,066,708	963,788	47,030,496

Short-term investments
Investment companies	44,126,921	0	0	44,126,921
Total assets	$44,817,865	$771,177,207	$16,207,487	$832,202,559

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At April 30, 2016, the Fund did not have any transfers between Level 1 and 2.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Loans	Yankee corporate bonds and notes	Totals
Balance as of April 30, 2015	$19,480,725	$0	$19,480,725
Accrued discounts (premiums)	64,135	0	64,135
Realized gains (losses)	(77,092)	0	(77,092)
Change in unrealized gains (losses)	16,923	0	16,923
Purchases	876,800	0	876,800
Sales	(6,603,999)	0	(6,603,999)
Transfer into Level 3	1,486,207	963,788	2,449,995
Transfer out of Level 3	0	0	0
Balance as of April 30, 2016	$15,243,699	$963,788	$16,207,487
Change in unrealized gains (losses) relating to securities still held at April 30, 2016	$1,828	$0	$1,828

The investment types categorized above were valued using indicative broker quotes. These indicative broker quotes are considered Level 3 inputs. Quantitative unobservable inputs used by the brokers are often proprietary and not provided to the Fund and therefore the disclosure that would address these inputs is not included above.

28	Wells Fargo Income Opportunities Fund	Notes to financial statements

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the adviser to the Fund and is entitled to receive a fee at an annual rate of 0.60% of the Fund’s average daily total assets. Total assets consist of the net assets of the Fund plus borrowings or other leverage for investment purposes to the extent excluded in calculating net assets. Funds Management has committed through March 6, 2017 to waive fees and/or reimburse expenses to the extent necessary to limit the Fund’s borrowing expenses to an amount that is 0.05% lower than what the borrowing expenses would have been if the Fund had not redeemed its Auction Market Preferred Shares. The Fund previously utilized Auction Market Preferred Shares for leverage but secured debt financing to fully redeem those shares in 2010. Funds Management contractually waived its advisory fee in the amount of $1,275,483 for the year ended April 30, 2016.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate of 0.40% of the Fund’s average daily total assets.

Administration fee

Funds Management also serves as the administrator to the Fund, providing the Fund with a wide range of administrative services necessary to the operation of the Fund. Funds Management is entitled to receive an annual administration fee from the Fund equal to 0.05% of the Fund’s average daily total assets.

5. CAPITAL SHARE TRANSACTIONS

The Fund has authorized capital of 100,000,000 shares with no par value. For the year ended April 30, 2016 and year ended April 30, 2015, the Fund did not issue any shares.

On December 17, 2015, the Fund announced an open-market share repurchase program (the “Buyback Program”). Under the Buyback Program, the Fund may repurchase up to 10% of its outstanding shares within one year of December 17, 2015. The Fund’s Board of Trustees has delegated to Funds Management full discretion to administer the Buyback Program including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations. During the year ended April 30, 2016, the Fund did not repurchase any shares.

6. BORROWINGS

As of April 30, 2016, the Fund has borrowed $230 million through a revolving credit facility administered by a major financial institution (the “Facility”). The Facility has a commitment amount of $230 million with no specific contract expiration date but the Facility can be terminated upon 180 days’ notice. The Fund is charged interest at London Interbank Offered Rate (LIBOR) plus 0.70% and a commitment fee of 0.30% of the average daily unutilized amount of the commitment which may be waived if the amount drawn on the Facility is over 75% of the committed amount.

During the year ended April 30, 2016, the Fund had average borrowings outstanding of $230,000,000 at an average rate of 0.99% and paid interest in the amount of $2,284,488, which represents 0.37% of its average daily net assets.

7. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended April 30, 2016 were $249,641,388 and $207,164,679, respectively.

As of April 30, 2016, the Fund had unfunded term loan commitments of $2,076,813.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $57,922,129 and $57,922,129 of ordinary income for the years ended April 30, 2016 and April 30, 2015, respectively.

As of April 30, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized losses	Post-October capital losses deferred	Capital loss carryforward
$2,687,413	$(65,700,645)	$(7,925,454)	$(290,907,195)

Notes to financial statements	Wells Fargo Income Opportunities Fund	29

9. INDEMNIFICATION

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. SUBSEQUENT DISTRIBUTIONS

The Fund declared the following distributions to shareholders:

Declaration date	Record date	Payable date	Per share amount
April 29, 2016	May 16, 2016	June 1, 2016	$0.068
May 25, 2016	June 15, 2016	July 1, 2016	0.068

These distributions are not reflected in the accompanying financial statements. The final determination of the source of all distributions is subject to change and made after the Fund’s tax year-end.

30	Wells Fargo Income Opportunities Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO INCOME OPPORTUNITIES FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Income Opportunities Fund (formerly known as Wells Fargo Advantage Income Opportunities Fund) (the “Fund”), as of April 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the statement of cash flows for the year then ended, and the financial highlights of each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2016, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Income Opportunities Fund as of April 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, its cash flows for the year then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally acceptable accounting principles.

Boston, Massachusetts

June 27, 2016

Other information (unaudited)	Wells Fargo Income Opportunities Fund	31

TAX INFORMATION

For the fiscal year ended April 30, 2016, $50,575,017 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

32	Wells Fargo Income Opportunities Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

The following table provides basic information about the Board of Trustees (the “Trustees”) and Officers of the Fund. Each of the Trustees and Officers1 listed below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 141 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust, and four closed-end funds, including the Fund (collectively the “Fund Complex”). The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. The Board of Trustees is classified into three classes of which one is elected annually. Each Trustee serves a three-year term concurrent with the class from which the Trustee is elected. Each Officer serves an indefinite term.

Independent Trustees

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief financial officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he lead a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Mr. Ebsworth is a CFA® charterholder and an Adjunct Lecturer, Finance, at Babson College.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is Chair of Taproot Foundation (non-profit organization), a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust,
Peter G. Gordon (Born 1942)	Trustee, since 2010; Chairman, since 2010	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2010	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2010; Audit Committee Chairman, since 2010	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2010	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Income Opportunities Fund	33

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2010	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 2010	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2003	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2010	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2010; Chief Legal Officer, since 2010	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael Whitaker (Born 1967)	Chief Compliance Officer, since 2016*	Executive Vice President of Wells Fargo Funds Management, LLC since 2016. Chief Compliance Officer of Fidelity’s Fixed Income Funds and Asset Allocation Funds from 2008 to 2016, Compliance Officer of FMR Co., Inc. from 2014 to 2016, Fidelity Investments Money Management, Inc. from 2014 to 2016, Fidelity Investments from 2007 to 2016.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2010**	Executive Vice President of Wells Fargo Funds Management, LLC since 2014, Senior Vice President and Chief Compliance Officer from 2007 to 2014.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 69 funds and Assistant Treasurer of 72 funds in the Fund Complex.

*	Michael Whitaker became Chief Compliance Officer effective May 16, 2016.

**	Debra Ann Early was the Chief Compliance Officer until May 15, 2016.

34	Wells Fargo Income Opportunities Fund	Automatic dividend reinvestment plan

AUTOMATIC DIVIDEND REINVESTMENT PLAN

All common shareholders are eligible to participate in the Automatic Dividend Reinvestment Plan (“the Plan”). Pursuant to the Plan, unless a common shareholder is ineligible or elects otherwise, all cash dividends and capital gains distributions are automatically reinvested by Computershare Trust Company, N.A., as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable either in shares or in cash, nonparticipants in the Plan will receive cash, and participants in the Plan will receive the equivalent in common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open-market (open-market purchases) on the NYSE Amex or elsewhere. If, on the payment date for any dividend or distribution, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (“market premium”), the Plan Agent will invest the amount of such dividend or distribution in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (“market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 30170, College Station, Texas 77842-3170 or by calling 1-800-730-6001.

List of abbreviations	Wells Fargo Income Opportunities Fund	35

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Colombian peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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Transfer Agent, Registrar, Shareholder Servicing

Agent & Dividend Disbursing Agent

Computershare Trust Company, N.A.

P.O. Box 30170

College Station, TX 77842-3170

1-800-730-6001

Website: wellsfargofunds.com

Wells Fargo Funds Management, LLC, is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company’s broker/dealer subsidiaries. Certain material contained in this report may be considered marketing material and has been reviewed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2016 Wells Fargo Funds Management, LLC. All rights reserved.

242222 06-16 AIO/AR156 04-16

ITEM 2.	CODE OF ETHICS

(a) As of the end of the period covered by the report, Wells Fargo Income Opportunities Fund has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Wells Fargo Income Opportunities Fund has determined that Judith Johnson is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mrs. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal year ended April 30, 2016	Fiscal year ended April 30, 2015
Audit fees	$51,887	$49,110
Audit-related fees	—	—
Tax fees (1)	3,945	4,030
All other fees	—	—

	$55,832	$53,140

(1)	Tax fees consist of fees for tax compliance, tax advice, tax planning and excise tax.

(e) The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services for the Wells Fargo Income Opportunities Fund; (2) non-audit tax or compliance consulting or training services provided to the Wells Fargo Income Opportunities Fund by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Wells Fargo Income Opportunities Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Wells Fargo Income Opportunities Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services. If the Chairman approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(f) Not applicable

(g) Not applicable

(h) Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.	INVESTMENTS

A Portfolio of Investments for Wells Fargo Income Opportunities Fund is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

PROXY VOTING POLICIES AND PROCEDURES

REVISED AS OF AUGUST 13, 2014

1. Scope of Policies and Procedures. These Policies and Procedures (“Procedures”) are used to determine how to vote proxies relating to portfolio securities held by the series of Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust, Asset Allocation Trust, Wells Fargo Advantage Global Dividend Opportunity Fund, Wells Fargo Advantage Income Opportunities Fund, Wells Fargo Advantage Multi-Sector Income Fund, and Wells Fargo Advantage Utilities & High Income Fund (the “Trusts”) except for those series that exclusively hold non-voting securities (hereafter, all such series, and all such Trusts not having separate series, holding voting securities are referred to as the “Funds”).

2. Voting Philosophy. The Funds and Wells Fargo Funds Management, LLC (“Funds Management”) have adopted these Procedures to ensure that proxies are voted in the best interests of Fund shareholders, without regard to any relationship that any affiliated person of the Fund (or an affiliated person of such affiliated person) may have with the issuer. Funds Management exercises its voting responsibility, as a fiduciary, with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of each Fund. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership, the Funds support sound corporate governance practices within companies in which they invest.

3. Responsibilities

(a) Board of Trustees. The Board of Trustees of each Trust (the “Board”) has delegated the responsibility for voting proxies relating to the Funds’ portfolio securities to Funds Management. The Board retains the authority to make or ratify any voting decisions or approve any changes to these Procedures as the Board deems appropriate. Funds Management will provide reports to the Board regarding voting matters when and as reasonably requested by the Board. The Board shall review these Procedures as often as it deems appropriate to consider whether any revisions are warranted. On an annual basis, the Board shall receive and review a report from Funds Management on the proxy voting process.

(b) Funds Management Proxy Committee

(i)	Responsibilities. The Funds Management Proxy Voting Committee (the “Proxy Committee”) shall be responsible for overseeing the proxy voting process to ensure its implementation in conformance with these Procedures. The Proxy Committee shall monitor Institutional Shareholder Services (“ISS”), the proxy voting agent for Funds Management, to determine that ISS is accurately applying the Procedures as set forth herein. The Proxy Committee shall review the continuing appropriateness of the Procedures set forth herein, recommend revisions to the Board as necessary and provide an annual update to the Board on the proxy voting process.

(ii)	Voting Guidelines. Appendix A hereto sets forth guidelines regarding how proxies will be voted on the issues specified. ISS will vote proxies for or against as directed by the guidelines. Where the guidelines specify a “case by case” determination for a particular issue, ISS will forward the proxy to the Proxy Committee for a vote determination by the Proxy Committee. Finally, with respect to issues for which a vote for or against is specified by the Procedures, the Proxy Committee shall have the authority to direct ISS to forward the proxy to the Proxy Committee for a discretionary vote by the Proxy Committee if the Proxy Committee determines that a case-by-case review of such matter is warranted. The Proxy Committee may also consult Fund sub-advisers on certain proxy voting issues on a case-by-case basis as the Proxy Committee deems appropriate or to the extent that a sub-adviser of a Fund makes a recommendation regarding a proxy voting issue. As a general matter, however, proxies are voted consistently on the same matter when securities of an issuer are held by multiple Funds.

(iii)	Proxy Committee. In all cases, the Proxy Committee will exercise its voting discretion in accordance with the voting philosophy of the Funds. In cases where a proxy is forwarded by ISS to the Proxy Committee, the Proxy Committee may be assisted in its voting decision through receipt of: (i) independent research and voting recommendations provided by ISS or other independent sources; (ii) input from the investment sub-adviser responsible for purchasing the security; and (iii) information provided by company management and shareholder groups.

Voting decisions made by the Proxy Committee will be reported to ISS to ensure that the vote is registered in a timely manner and included in Form N-PX reporting.

(iv)	Securities on Loan. As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy). However, if the Proxy Committee is aware of an item in time to recall the security and has determined in good faith that the importance of the matter to be voted upon outweighs the loss in lending revenue that would result from recalling the security (i.e., if there is a controversial upcoming merger or acquisition, or some other significant matter), the security will be recalled for voting.

(v)	Practical Limitations to Proxy Voting. While Funds Management uses its best efforts to vote proxies, in certain circumstances it may be impractical or impossible for Funds Management to vote proxies (e.g., limited value or unjustifiable costs). For example, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Due to these restrictions, Funds Management must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. As a result, Funds Management will generally not vote those proxies in the absence of an unusual, significant vote or compelling economic importance. Additionally, Funds Management may not be able to vote proxies for certain foreign securities if Funds Management does not receive the proxy statement in time to vote the proxies due to custodial processing delays.

(vi)	Conflicts of Interest.

Funds Management may have a conflict of interest regarding a proxy to be voted upon if, for example, Funds Management or its affiliates have other relationships with the issuer of the proxy. In most instances, conflicts of interest are avoided through a strict and objective application of the voting guidelines attached hereto. However, when the Proxy Committee is aware of a material conflict of interest regarding a matter that would otherwise require a vote by the Proxy Committee, the Proxy Committee shall address the material conflict by using any of the following methods: (1) instructing ISS to vote in accordance with the recommendation ISS makes to its clients; (2) disclosing the conflict to the Board and obtaining their consent before voting; (3) submitting the matter to the Board to exercise its authority to vote on such matter; (4) engaging an independent fiduciary who will direct the Proxy Committee on voting instructions for the proxy; (5) consulting with outside legal counsel for guidance on resolution of the conflict of interest; (6) erecting information barriers around the person or persons making voting decisions; (7) voting in proportion to other shareholders (“mirror voting”); or (8) voting in other ways that are consistent with each Fund’s obligation to vote in the best interests of its shareholders. Additionally, the Proxy Committee will not permit its votes to be influenced by any conflict of interest that exists for any other affiliated person of the Fund (such as a sub-adviser or principal underwriter) or any affiliated persons of such affiliated persons and the Proxy Committee will vote all such matters without regard to the conflict.

Funds Management may also have a conflict of interest regarding a proxy to be voted on if a member of the Board has an affiliation, directly or indirectly, with a public or private company (an “Identified Company”). Identified Companies include a Board member’s employer, as well as any company of which the Board member is a director or officer or a 5% or more shareholder. The Proxy Committee shall address such a conflict by instructing ISS to vote in accordance with the recommendation ISS makes to its clients.

(vii)	Meetings. The Proxy Committee shall convene as needed and when discretionary voting determinations need to be considered, and shall have the authority to act by vote of a majority of the Proxy Committee members available at that time. The Proxy Committee shall also meet at least semi-annually to review the Procedures and the performance of ISS in exercising its proxy voting responsibilities.

(viii)	Membership. The voting members of the Proxy Committee shall be Tom Biwer, Travis Keshemberg, Erik Sens, Aldo Ceccarelli and Melissa Duller. Changes to the membership of the Proxy Committee will be made only with Board approval. Upon departure from Funds Management, a member’s position on the Proxy Committee will automatically terminate.

4. Disclosure of Policies and Procedures. Each Fund shall disclose in its statement of additional information a description of the policies and procedures it uses to determine how to vote proxies relating to securities held in its portfolio. In addition, each Fund shall disclose in its semi- and annual reports that a description of its proxy voting policies and procedures is available without charge, upon request, by calling 1-800-222-8222, on the Fund’s web site at www.wellsfargo.com/advantagefunds and on the Securities and Exchange Commission’s website at http://www.sec.gov.

5. Disclosure of Proxy Voting Record. Each Trust shall file with the Commission an annual report on Form N-PX not later than August 31 of each year (beginning August 31, 2004), containing the Trust’s proxy voting record for the most recent twelve-month period ended June 30.

Each Fund shall disclose in its statement of additional information and semi- and annual reports that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ web site at www.wellsfargo.com/advantagefunds or by accessing the Commission’s web site at www.sec.gov.

Each Fund shall disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which the Fund was entitled to vote:

•	The name of the issuer of the portfolio security;

•	The exchange ticker symbol of the portfolio security;

•	The Council of Uniform Securities Identification Procedures (“CUSIP”) number for the portfolio security (unless the CUSIP is not available through reasonably practicable means, in which case it will be omitted);

•	The shareholder meeting date;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a security holder;

•	Whether the Fund cast its vote on the matter;

•	How the Fund cast its vote (e.g. for or against a proposal, or abstain; for or withhold regarding election of directors); and

•	Whether the Fund cast its vote for or against management.

Form N-PX shall be made available to Fund shareholders through the SEC web site.

APPENDIX A

TO

PROXY VOTING POLICIES AND PROCEDURES

Funds Management will vote proxies relating to portfolio securities held by the Trusts in accordance with the following proxy voting guidelines. To the extent the specific guidelines below do not address a proxy voting proposal, Funds Management will vote pursuant to ISS’ current U.S. and International proxy voting guidelines. Proxies related to issues not addressed by the specific guidelines below or by ISS’ current U.S. and International proxy voting guidelines will be forwarded to the Proxy Committee for a vote determination by the Proxy Committee.

Uncontested Election of Directors or Trustees

THE FUNDS will generally vote for all uncontested director or trustee nominees. The Nominating Committee is in the best position to select nominees who are available and capable of working well together to oversee management of the company. THE FUNDS will not require a performance test for directors.	FOR

THE FUNDS will generally vote for reasonably crafted shareholder proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors, unless the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard	FOR

THE FUNDS will withhold votes for a director if the nominee fails to attend at least 75% of the board and committee meetings without a valid excuse.	WITHHOLD

THE FUNDS will vote against routine election of directors if any of the following apply: company fails to disclose adequate information in a timely manner, serious issues with the finances, questionable transactions, conflicts of interest, record of abuses against minority shareholder interests, bundling of director elections, and/or egregious governance practices.	AGAINST

THE FUNDS will withhold votes from the entire board (except for new nominees) where the director(s) receive more than 50% withhold votes out of those cast and the issue that was the underlying cause of the high level of withhold votes has not been addressed.	WITHHOLD

THE FUNDS will withhold votes from members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures, are identified.	WITHHOLD

THE FUNDS will withhold votes from members of the Audit Committee if the company receives an adverse opinion on the company’s financial statements from its auditor.	WITHHOLD

THE FUNDS will withhold votes from all directors (except for new nominees) if the company has adopted or renewed a poison pill without shareholder approval since the company’s last annual meeting, does not put the pill to a vote at the current annual meeting, and does not have a requirement or does not commit to put the pill to shareholder vote within 12 months. In addition, THE FUNDS will withhold votes on all directors at any company that responds to the majority of the shareholders voting by putting the poison pill to a shareholder vote with a recommendation other than to eliminate the pill.	WITHHOLD

THE FUNDS will withhold votes from compensation committee members if they fail to submit one-time transferable stock options (TSO’s) to shareholders for approval.	WITHHOLD

Limitation on Number of Boards a Director May Sit On

THE FUNDS will withhold votes from directors who sit on more than six boards	WITHHOLD

THE FUNDS will withhold votes from CEO directors who sit on more than two outside boards besides their own.	WITHHOLD

Ratification of Auditors

THE FUNDS will vote against auditors and withhold votes from audit committee members if non-audit fees are greater than audit fees, audit-related fees, and permitted tax fees, combined. THE FUNDS will follow the disclosure categories being proposed by the SEC in applying the above formula.	AGAINST/ WITHHOLD

With the above exception, THE FUNDS will generally vote for proposals to ratify auditors unless:	FOR

• an auditor has a financial interest in or association with the company, and is therefore not independent, or	AGAINST

• there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.	AGAINST

THE FUNDS will vote against proposals that require auditors to attend annual meetings as auditors are regularly reviewed by the board audit committee, and such attendance is unnecessary.	AGAINST

THE FUNDS will vote for shareholder proposals requesting a shareholder vote for audit firm ratification.	FOR

THE FUNDS will vote against shareholder proposals asking for audit firm rotation. This practice is viewed as too disruptive and too costly to implement for the benefit achieved.	AGAINST

Company Name Change/Purpose

THE FUNDS will vote for proposals to change the company name as management and the board is best suited to determine if such change in company name is necessary.	FOR

However, where the name change is requested in connection with a reorganization of the company, the vote will be based on the merits of the reorganization.	CASE-BY-CASE

In addition, THE FUNDS will generally vote for proposals to amend the purpose of the company. Management is in the best position to know whether the description of what the company does is accurate, or whether it needs to be updated by deleting, adding or revising language.	FOR

Employee Stock Purchase Plans/401(k) Employee Benefit Plans

THE FUNDS will vote for proposals to adopt, amend or increase authorized shares for employee stock purchase plans and 401(k) plans for employees as properly structured plans enable employees to purchase common stock at a slight discount and thus own a beneficial interest in the company, provided that the total cost of the company’s plan is not above the allowable cap for the company.	FOR

Similarly, THE FUNDS will generally vote for proposals to adopt or amend thrift and savings plans, retirement plans, pension plans and profit plans.	FOR

Anti-Hedging/Pledging/Speculative Investments Policy

THE FUNDS will consider proposals prohibiting named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan on a case-by-case basis. The company’s existing policies regarding responsible use of company stock will be considered.	CASE-BY-CASE

Approve Other Business

THE FUNDS will generally vote for proposals to approve other business. This transfer of authority allows the corporation to take certain ministerial steps that may arise at the annual or special meeting.	FOR

Anti-Hedging/Pledging/Speculative Investments Policy

THE FUNDS will consider proposals prohibiting named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan on a case-by-case basis. The company’s existing policies regarding responsible use of company stock will be considered.	CASE-BY-CASE

Approve Other Business

THE FUNDS will generally vote for proposals to approve other business. This transfer of authority allows the corporation to take certain ministerial steps that may arise at the annual or special meeting.	FOR

However, THE FUNDS retains the discretion to vote against such proposals if adequate information is not provided in the proxy statement, or the measures are significant and no further approval from shareholders is sought.	AGAINST

Independent Board of Directors/Board Committees

THE FUNDS will vote for proposals requiring that two-thirds of the board be independent directors. An independent board faces fewer conflicts and is best prepared to protect stockholders’ interests.	FOR

THE FUNDS will withhold votes from insiders and affiliated outsiders on boards that are not at least majority independent.	WITHHOLD

THE FUNDS will withhold votes from compensation committee members where there is a pay-for-performance disconnect (for Russell 3000 companies).	WITHHOLD

THE FUNDS will vote for proposals requesting that the board audit, compensation and/or nominating committees be composed of independent directors, only. Committees should be composed entirely of independent directors in order to avoid conflicts of interest.	FOR

THE FUNDS will withhold votes from any insiders or affiliated outsiders on audit, compensation or nominating committees. THE FUNDS will withhold votes from any insiders or affiliated outsiders on the board if any of these key committees has not been established.	WITHHOLD

Indemnification and Liability Provisions for Directors and Officers

THE FUNDS will vote for proposals to allow indemnification of directors and officers, when the actions taken were on behalf of the company and no criminal violations occurred. THE FUNDS will also vote in favor of proposals to purchase liability insurance covering liability in connection with those actions. Not allowing companies to indemnify directors and officers to the degree possible under the law would limit the ability of the company to attract qualified individuals.	FOR

Alternatively, THE FUNDS will vote against indemnity proposals that are overly broad. For example, THE FUNDS will oppose proposals to indemnify directors for acts going beyond mere carelessness, such as gross negligence, acts taken in bad faith, acts not otherwise allowed by state law or more serious violations of fiduciary obligations.	AGAINST

Nominee Statement in the Proxy

THE FUNDS will vote against proposals that require board nominees to have a statement of candidacy in the proxy, since the proxy statement already provides adequate information pertaining to the election of directors.	AGAINST

Director Tenure/Retirement Age

THE FUNDS will vote against proposals to limit the tenure of directors as such limitations based on an arbitrary number could prevent qualified individuals from serving as directors. However, THE FUNDS is in favor of inserting cautionary language when the average director tenure on the board exceeds 15 years for the entire board.	AGAINST

The Funds will vote for proposals to establish a mandatory retirement age for directors provided that such retirement age is not less than 65.	FOR

Board Powers/Procedures/Qualifications

THE FUNDS will consider on a case-by-case basis proposals to amend the corporation’s By-laws so that the Board of Directors shall have the power, without the assent or vote of the shareholders, to make, alter, amend, or rescind the By-laws, fix the amount to be reserved as working capital, and fix the number of directors and what number shall constitute a quorum of the Board. In determining these issues, THE FUNDS will rely on the proxy voting Guidelines.	CASE-BY-CASE

Adjourn Meeting to Solicit Additional Votes

THE FUNDS will examine proposals to adjourn the meeting to solicit additional votes on a case-by-case basis. As additional solicitation may be costly and could result in coercive pressure on shareholders, THE FUNDS will consider the nature of the proposal and its vote recommendations for the scheduled meeting.	CASE-BY-CASE

THE FUNDS will vote for this item when:

THE FUNDS is supportive of the underlying merger proposal; the company provides a sufficient, compelling reason to support the adjournment proposal; and the authority is limited to adjournment proposals requesting the authority to adjourn solely to solicit proxies to approve a transaction THE FUNDS supports.	FOR

Reimbursement of Solicitation Expenses

THE FUNDS will consider contested elections on a case-by-case basis, considering the following factors: long-term financial performance of the target company relative to its industry; management’s track record; background of the proxy contest; qualifications of director or trustee nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.	CASE-BY-CASE

Board Structure: Staggered vs. Annual Elections

THE FUNDS will consider the issue of classified boards on a case-by-case basis. In some cases, the division of the board into classes, elected for staggered terms, can entrench the incumbent management and make them less responsive to shareholder concerns. On the other hand, in some cases, staggered elections may provide for the continuity of experienced directors on the Board.	CASE-BY-CASE

Removal of Directors

THE FUNDS will consider on a case-by-case basis proposals to eliminate shareholders’ rights to remove directors with or without cause or only with approval of two-thirds or more of the shares entitled to vote.	CASE-BY-CASE

However, a requirement that a 75% or greater vote be obtained for removal of directors is abusive and will warrant a vote against the proposal.	AGAINST

Board Vacancies

THE FUNDS will vote against proposals that allow the board to fill vacancies without shareholder approval as these authorizations run contrary to basic shareholders’ rights.	AGAINST

Alternatively, THE FUNDS will vote for proposals that permit shareholders to elect directors to fill board vacancies.	FOR

Cumulative Voting

THE FUNDS will vote on proposals to permit or eliminate cumulative voting on a case-by-case basis based upon the existence of a counter balancing governance structure and company performance, in accordance with its proxy voting guideline philosophy.	CASE-BY-CASE

THE FUNDS will vote against cumulative voting if the board is elected annually.	AGAINST

Board Size

THE FUNDS will vote for proposals that seek to fix the size of the board, as the ability for management to increase or decrease the size of the board in the face of a proxy contest may be used as a takeover defense.	FOR

However, if the company has cumulative voting, downsizing the board may decrease a minority shareholder’s chances of electing a director.

By increasing the size of the board, management can make it more difficult for dissidents to gain control of the board. Fixing the size of the board also prevents a reduction in the board size as a means to oust independent directors or those who cause friction within an otherwise homogenous board.

Shareholder Rights Plan (Poison Pills)

THE FUNDS will generally vote for proposals that request a company to submit its poison pill for shareholder ratification.	FOR

Alternatively, THE FUNDS will analyze proposals to redeem a company’s poison pill, or requesting the ratification of a poison pill on a case-by-case basis.	CASE-BY-CASE

Poison pills are one of the most potent anti-takeover measures and are generally adopted by boards without shareholder approval. These plans harm shareholder value and entrench management by deterring stock acquisition offers that are not favored by the board.

Fair Price Provisions

THE FUNDS will consider fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed mechanism, the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.	CASE-BY-CASE

THE FUNDS will vote against fair price provisions with shareholder vote requirements of 75% or more of disinterested shares.	AGAINST

Greenmail

THE FUNDS will generally vote in favor of proposals limiting the corporation’s authority to purchase shares of common stock (or other outstanding securities) from a holder of a stated interest (5% or more) at a premium unless the same offer is made to all shareholders. These are known as “anti-greenmail” provisions. Greenmail discriminates against rank-and-file shareholders and may have an adverse effect on corporate image.	FOR

If the proposal is bundled with other charter or bylaw amendments, THE FUNDS will analyze such proposals on a case-by-case basis. In addition, THE FUNDS will analyze restructurings that involve the payment of pale greenmail on a case-by-case basis.	CASE-BY-CASE

Voting Rights

THE FUNDS will vote for proposals that seek to maintain or convert to a one-share, one-vote capital structure as such a principle ensures that management is accountable to all the company’s owners.	FOR

Alternatively, THE FUNDS will vote against any proposals to cap the number of votes a shareholder is entitled to. Any measure that places a ceiling on voting may entrench management and lessen its interest in maximizing shareholder value.	AGAINST

Dual Class/Multiple-Voting Stock

THE FUNDS will vote against proposals that authorize, amend or increase dual class or multiple-voting stock which may be used in exchanges or recapitalizations. Dual class or multiple-voting stock carry unequal voting rights, which differ from those of the broadly traded class of common stock.	AGAINST

Alternatively, THE FUNDS will vote for the elimination of dual class or multiple-voting stock, which carry different rights than the common stock.	FOR

Confidential Voting

THE FUNDS will vote for proposals to adopt confidential voting.	FOR

Vote Tabulations

THE FUNDS will vote against proposals asking corporations to refrain from counting abstentions and broker non-votes in their vote tabulations and to eliminate the company’s discretion to vote unmarked proxy ballots. Vote counting procedures are determined by a number of different standards, including state law, the federal proxy rules, internal corporate policies, and mandates of the various stock exchanges.	AGAINST

Equal Access to the Proxy

THE FUNDS will evaluate Shareholder proposals requiring companies to give shareholders access to the proxy ballot for the purpose of nominating board members, on a case-by-case basis taking into account the ownership threshold proposed in the resolution and the proponent’s rationale for the proposal at the targeted company in terms of board and director conduct.	CASE-BY-CASE

Disclosure of Information

THE FUNDS will vote against shareholder proposals requesting fuller disclosure of company policies, plans, or business practices. Such proposals rarely enhance shareholder return and in many cases would require disclosure of confidential business information.	AGAINST

Annual Meetings

THE FUNDS will vote for proposals to amend procedures or change date or location of the annual meeting. Decisions as to procedures, dates or locations of meetings are best placed with management.	FOR

Alternatively, THE FUNDS will vote against proposals from shareholders calling for a change in the location or date of annual meetings as no date or location proposed will be acceptable to all shareholders.	AGAINST

THE FUNDS will generally vote in favor of proposals to reduce the quorum necessary for shareholders’ meetings, subject to a minimum of a simple majority of the company’s outstanding voting shares.	FOR

Shareholder Advisory Committees/Independent Inspectors

THE FUNDS will vote against proposals seeking to establish shareholder advisory committees or independent inspectors. The existence of such bodies dilutes the responsibility of the board for managing the affairs of the corporation.	AGAINST

Technical Amendments to the Charter of Bylaws

THE FUNDS will generally vote in favor of charter and bylaw amendments proposed solely to conform to modern business practices, for simplification, or to comply with what management’s counsel interprets as applicable law.	FOR

However, amendments that have a material effect on shareholder’s rights will be considered on a case-by-case basis.	CASE-BY-CASE

Bundled Proposals

THE FUNDS will vote for bundled or “conditional” proxy proposals on a case-by-case basis, as THE FUNDS will examine the benefits and costs of the packaged items, and determine if the effect of the conditioned items are in the best interests of shareholders.	CASE-BY-CASE

Dividends

THE FUNDS will vote for proposals to allocate income and set dividends.	FOR

THE FUNDS will also vote for proposals that authorize a dividend reinvestment program as it allows investors to receive additional stock in lieu of a cash dividend.	FOR

However, if a proposal for a special bonus dividend is made that specifically rewards a certain class of shareholders over another, THE FUNDS will vote against the proposal.	AGAINST

THE FUNDS will also vote against proposals from shareholders requesting management to redistribute profits or restructure investments. Management is best placed to determine how to allocate corporate earnings or set dividends.	AGAINST

Reduce the Par Value of the Common Stock

THE FUNDS will vote for proposals to reduce the par value of common stock.	FOR

Preferred Stock Authorization

THE FUNDS will generally vote for proposals to create preferred stock in cases where the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights, or where the stock may be used to consummate beneficial acquisitions, combinations or financings.	FOR

Alternatively, THE FUNDS will vote against proposals to authorize or issue preferred stock if the board has asked for the unlimited right to set the terms and conditions for the stock and may issue it for anti-takeover purposes without shareholder approval (blank check preferred stock).	AGAINST

In addition, THE FUNDS will vote against proposals to issue preferred stock if the shares to be used have voting rights greater than those available to other shareholders.	AGAINST

THE FUNDS will vote for proposals to require shareholder approval of blank check preferred stock issues for other than general corporate purposes (white squire placements).	FOR

Preemptive Rights

THE FUNDS will generally vote for proposals to eliminate preemptive rights. Preemptive rights are unnecessary to protect shareholder interests due to the size of most modern companies, the number of investors and the liquidity of trading.	FOR

Share Repurchase Plans

THE FUNDS will vote for share repurchase plans, unless:	FOR

1. there is clear evidence of past abuse of the authority; or	AGAINST

2. the plan contains no safeguards against selective buy-backs.	AGAINST

Corporate stock repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns.

Executive and Director Compensation Plans

THE FUNDS will analyze on a case-by-case basis proposals on executive or director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having high payout sensitivity to increases in shareholder value. Such proposals may seek shareholder approval to adopt a new plan, or to increase shares reserved for an existing plan.	CASE-BY-CASE

THE FUNDS will review the potential cost and dilutive effect of the plan. After determining how much the plan will cost, ISS evaluates whether the cost is reasonable by comparing the cost to an allowable cap. The allowable cap is industry-specific, market cap-base, and pegged to the average amount paid by companies performing in the top quartile of their peer groups. If the proposed cost is below the allowable cap, THE FUNDS will vote for the plan. ISS will also apply a pay for performance overlay in assessing equity-based compensation plans for Russell 3000 companies.	FOR

If the proposed cost is above the allowable cap, THE FUNDS will vote against the plan.	AGAINST

Among the plan features that may result in a vote against the plan are:

3. plan administrators are given the authority to reprice or replace underwater options; repricing guidelines will conform to changes in the NYSE and NASDAQ listing rules.	AGAINST

THE FUNDS will vote against equity plans that have high average three-year burn rate. (The burn rate is calculated as the total number of stock awards and stock options granted any given year divided by the number of common shares outstanding.) THE FUNDS will define a high average three-year burn rate as the following: The company’s most recent three-year burn rate exceeds one standard deviation of its four-digit GICS peer group segmented by	AGAINST

Russell 3000 index and non-Russell 3000 index; and the company’s most recent three-year burn rate exceeds 2% of common shares outstanding. For companies that grant both full value awards and stock options to their employees, THE FUNDS shall apply a premium on full value awards for the past three fiscal years.

Even if the equity plan fails the above burn rate, THE FUNDS will vote for the plan if the company commits in a public filing to a three-year average burn rate equal to its GICS group burn rate mean plus one standard deviation. If the company fails to fulfill its burn rate commitment, THE FUNDS will consider withholding from the members of the compensation committee.	FOR

THE FUNDS will calculate a higher award value for awards that have Dividend Equivalent Rights (DER’s) associated with them.	CASE-BY-CASE

THE FUNDS will generally vote for shareholder proposals requiring performance-based stock options unless the proposal is overly restrictive or the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.	FOR

THE FUNDS will vote for shareholder proposals asking the company to expense stock options, as a result of the FASB final rule on expensing stock options.	FOR

THE FUNDS will generally vote for shareholder proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation.	FOR

THE FUNDS will generally vote for TSO awards within a new equity plan if the total cost of the equity plan is less than the company’s allowable cap.	FOR

THE FUNDS will generally vote against shareholder proposals to ban future stock option grants to executives. This may be supportable in extreme cases where a company is a serial repricer, has a huge overhang, or has highly dilutive, broad-based (non-approved) plans and is not acting to correct the situation.	AGAINST

THE FUNDS will evaluate shareholder proposals asking companies to adopt holding periods for their executives on a case-by-case basis taking into consideration the company’s current holding period or officer share ownership requirements, as well as actual officer stock ownership in the company.	CASE-BY-CASE

For certain OBRA-related proposals, THE FUNDS will vote for plan provisions that (a) place a cap on annual grants or amend administrative features, and (b) add performance criteria to existing compensation plans to comply with the provisions of Section 162(m) of the Internal Revenue Code.	FOR

In addition, director compensation plans may also include stock plans that provide directors with the option of taking all or a portion of their cash compensation in the form of stock. THE FUNDS will consider these plans based on their voting power dilution.	CASE-BY-CASE

THE FUNDS will generally vote for retirement plans for directors.	FOR

THE FUNDS will evaluate compensation proposals (Tax Havens) requesting share option schemes or amending an existing share option scheme on a case-by-case basis.	CASE-BY-CASE

Stock options align management interests with those of shareholders by motivating executives to maintain stock price appreciation. Stock options, however, may harm shareholders by diluting each owner’s interest. In addition, exercising options can shift the balance of voting power by increasing executive ownership.

Bonus Plans

THE FUNDS will vote for proposals to adopt annual or long-term cash or cash-and-stock bonus plans on a case-by-case basis. These plans enable companies qualify for a tax deduction under the provisions of Section 162(m) of the IRC. Payouts under these plans may either be in cash or stock and are usually tied to the attainment of certain financial or other performance goals. THE FUNDS will consider whether the plan is comparable to plans adopted by companies of similar size in the company’s industry and whether it is justified by the company’s performance.	CASE-BY-CASE

Deferred Compensation Plans

THE FUNDS will generally vote for proposals to adopt or amend deferred compensation plans as they allow the compensation committee to tailor the plan to the needs of the executives or board of directors, unless	FOR

4. the proposal is embedded in an executive or director compensation plan that is contrary to guidelines	AGAINST

Disclosure on Executive or Director Compensation Cap or Restrict Executive or Director Compensation

THE FUNDS will generally vote for shareholder proposals requiring companies to report on their executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits.	FOR

THE FUNDS will generally vote for shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote, unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.	FOR

THE FUNDS will generally vote against proposals seek to limit executive and director pay.	AGAINST

Tax-Gross-Up Payments

THE FUNDS will examine on a case-by-case basis proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives.	CASE-BY-CASE

Relocation Benefits

The FUNDS will not consider relocation benefits as a problematic pay practice in connection with management say-on-pay proposals.

Exchange Offers/Re-Pricing

The FUNDS will not vote against option exchange programs made available to executives and directors that are otherwise found acceptable.

Golden and Tin Parachutes

THE FUNDS will vote for proposals that seek shareholder ratification of golden or tin parachutes as shareholders should have the opportunity to approve or disapprove of these severance agreements.	FOR

Alternatively, THE FUNDS will examine on a case-by-case basis proposals that seek to ratify or cancel golden or tin parachutes. Effective parachutes may encourage management to consider takeover bids more fully and may also enhance employee morale and productivity. Among the arrangements that will be considered on their merits are:	CASE-BY-CASE

5. arrangements guaranteeing key employees continuation of base salary for more than three years or lump sum payment of more than three times base salary plus retirement benefits;

6. guarantees of benefits if a key employee voluntarily terminates;

7. guarantees of benefits to employees lower than very senior management; and

8. indemnification of liability for excise taxes.

By contrast, THE FUNDS will vote against proposals that would guarantee benefits in a management-led buyout.	AGAINST

Stakeholder Laws

THE FUNDS will vote against resolutions that would allow the Board to consider stakeholder interests (local communities, employees, suppliers, creditors, etc.) when faced with a takeover offer.	AGAINST

Similarly, THE FUNDS will vote for proposals to opt out of stakeholder laws, which permit directors, when taking action, to weight the interests of constituencies other than shareholders in the process of corporate decision-making. Such laws allow directors to consider nearly any factor they deem relevant in discharging their duties.	FOR

Mergers/Acquisitions and Corporate Restructurings

THE FUNDS will consider proposals on mergers and acquisitions on a case-by-case basis. THE FUNDS will determine if the transaction is in the best economic interests of the shareholders. THE FUNDS will take into account the following factors:	CASE-BY-CASE

9. anticipated financial and operating benefits;

10. offer price (cost versus premium);

11. prospects for the combined companies;

12. how the deal was negotiated;

13. changes in corporate governance and their impact on shareholder rights.

In addition, THE FUNDS will also consider whether current shareholders would control a minority of the combined company’s outstanding voting power, and whether a reputable financial advisor was retained in order to ensure the protection of shareholders’ interests.	CASE-BY-CASE

On all other business transactions, i.e. corporate restructuring, spin-offs, asset sales, liquidations, and restructurings, THE FUNDS will analyze such proposals on a case-by-case basis and utilize the majority of the above factors in determining what is in the best interests of shareholders. Specifically, for liquidations, the cost versus premium factor may not be applicable, but THE FUNDS may also review the compensation plan for executives managing the liquidation.	CASE-BY-CASE

Appraisal Rights

THE FUNDS will vote for proposals to restore, or provide shareholders with rights of appraisal.	FOR

Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions (such as mergers) the right to demand a judicial review in order to determine the fair value of their shares.

Mutual Fund Proxies

THE FUNDS will vote mutual fund proxies on a case-by-case basis.	CASE-BY-CASE

Proposals may include, and are not limited to, the following issues:

14. eliminating the need for annual meetings of mutual fund shareholders;

15. entering into or extending investment advisory agreements and management contracts;

16. permitting securities lending and participation in repurchase agreements;

17. changing fees and expenses; and

18. changing investment policies.

APPENDIX B

TO

PROXY VOTING POLICIES AND PROCEDURES

Members of Funds Management Proxy Voting Committee

Thomas C. Biwer, CFA

Mr. Biwer has over 38 years of investment industry experience. He has served as an investment analyst, portfolio strategist, and corporate pension officer. He received B.S. and M.B.A. degrees from the University of Illinois and has earned the right to use the CFA designation.

Erik J. Sens, CFA

Mr. Sens has over 22 years of investment industry experience. He has served as an investment analyst and portfolio manager. He received undergraduate degrees in Finance and Philosophy from the University of San Francisco and has earned the right to use the CFA designation.

Travis L. Keshemberg, CFA

Mr. Keshemberg has over 17 years of investment industry experience. He has served as an overlay portfolio manager and investment consultant. He holds a Master’s Degree from the University of Wisconsin – Milwaukee and Bachelor’s degree from Marquette University. He has earned the right to use the CFA, CIPM and CIMA designations.

Aldo Ceccarelli, CFA

Mr. Ceccarelli has over 14 years of investment industry experience. He has served as a Fixed Income Analyst with responsibilities including portfolio manager selection and performance. He earned his bachelor’s degree in business administration with an emphasis in economics from Santa Clara University. He has has earned the right to use the CFA designation and is a member of the CFA Institute and the CFA society of San Francisco.

Melissa Duller, CIMA, CFA

Ms. Duller has over 16 years of experience in the investment industry. She has served as an investment analyst, provides oversight for domestic equity strategies and assists with investment communications for core equity mutual funds, sector specific mutual funds, and closed-end funds. She has also provided research and communications for growth equity and international equity strategies as well as short-term and tax advantaged fixed income products. In addition, she has served as a regional investment manager for high net worth individuals, personal trusts, and charitable foundations.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

PORTFOLIO MANAGERS

Niklas Nordenfelt, CFA

Mr. Nordenfelt is currently managing director, senior portfolio manager with the Sutter High Yield Fixed Income team at Wells Capital Management. Niklas joined the Sutter High Yield Fixed Income team of Wells Capital Management in February 2003 as investment strategist. Niklas began his investment career in 1991 and has managed portfolios ranging from quantitative-based and tactical asset allocation strategies to credit driven portfolios. Previous to joining Sutter, Niklas was at Barclays Global Investors (BGI) from 1996-2002 where he was a principal. At BGI, he worked on their international and emerging markets equity strategies after having managed their asset allocation products. Prior to this, Niklas was a quantitative analyst at Fidelity and a portfolio manager and group leader at Mellon Capital Management. He earned a bachelor’s degree in economics from the University of California, Berkeley, and has earned the right to use the CFA designation.

Philip Susser

Mr. Susser is currently managing director, senior portfolio manager, and co-head of the Sutter High Yield Fixed Income team at Wells Capital Management. Philip joined the Sutter High Yield Fixed Income team as a senior research analyst in 2001. He has extensive research experience in the cable/satellite, gaming, hotels, restaurants, printing/publishing, telecom, REIT, lodging and distressed sectors. Philip’s investment experience began in 1995 spending three years as a securities lawyer at Cahill Gordon and Shearman & Sterling representing underwriters and issuers of high yield debt. Later, Philip evaluated venture investment opportunities for MediaOne Ventures before joining Deutsche Bank as a research analyst. He received his bachelor’s degree in economics from the University of Pennsylvania and his law degree from the University of Michigan Law School.

OTHER FUNDS AND ACCOUNTS MANAGED

The following table provides information about the registered investment companies and other pooled investment vehicles and accounts managed by the portfolio manager of the Fund as of the Fund’s most recent year ended April 30, 2016.

Niklas Nordenfelt

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	4	5	13
Total assets of above accounts (millions)	$898.2	$401.2	$1,487.7

performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	0
Total assets of above accounts (millions)	$0.0	$0.0	$0.0

Philip Susser

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	4	5	13
Total assets of above accounts (millions)	$898.2	$401.2	$1,487.7

performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	0
Total assets of above accounts (millions)	$0.0	$0.0	$0.0

MATERIAL CONFLICTS OF INTEREST

The Portfolio Managers face inherent conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

To minimize the effects of these inherent conflicts of interest, the Sub-Advisers have adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that they believe address the potential conflicts associated with managing portfolios for multiple clients and ensure that all clients are treated fairly and equitably. Additionally, some of the Sub-Advisers minimize inherent conflicts of interest by assigning the Portfolio Managers to accounts having similar objectives. Accordingly, security block purchases are allocated to all accounts with similar objectives in proportionate weightings. Furthermore, the Sub-Advisers have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the “Advisers Act”) to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Managers may maintain.

Wells Capital Management

Wells Capital Management’s Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Wells Capital Management has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

COMPENSATION

The Portfolio Managers were compensated by their employing sub-adviser from the fees the Adviser paid the Sub-Adviser using the following compensation structure:

Wells Capital Management Compensation. The compensation structure for Wells Capital Management’s Portfolio Managers includes a competitive fixed base salary plus variable incentives (Wells Capital Management utilizes investment management compensation surveys as confirmation). Incentive bonuses are typically tied to pretax relative investment performance of all accounts under his or her management within acceptable risk parameters. Relative investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3- and 5- year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style. This evaluation takes into account relative performance of the accounts to each account’s individual benchmark and/or the relative composite performance of all accounts to one or more relevant benchmarks consistent with the overall investment style. In the case of each Fund, the benchmark(s) against which the performance of the Fund’s portfolio may be compared for these purposes generally are indicated in the Performance” sections of the Prospectuses.

BENEFICIAL OWNERSHIP OF THE FUND

The following table shows for each Portfolio Manager, the dollar value of the Fund beneficially owned by the Portfolio Manager as of April 30, 2016:

Niklas Nordenfelt	none
Phil Susser	none

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Income Opportunities Fund (the “Fund”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Fund is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Fund’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit COE.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Income Opportunities Fund

By:
/s/ Karla M. Rabusch
Karla M. Rabusch
President

Date: June 27, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Income Opportunities Fund

By:
/s/ Karla M. Rabusch
Karla M. Rabusch
President

Date: June 27, 2016

By:
/s/ Jeremy DePalma
Jeremy DePalma
Treasurer

Date: June 27, 2016